As filed with the Securities and Exchange Commission on December 22, 2020

Registration No. 333-

UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.

Prudential Investment Portfolios 3

(Exact Name of Registrant as Specified in Charter)

655 Broad Street

Newark, New Jersey 07102

(Address of Principal Executive Offices)

(973) 367-7521

(Registrant’s Telephone Number)

Andrew R. French

655 Broad Street

Newark, New Jersey 07102

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of the securities being registered: Class A, Class C, Class Z and Class R6 shares of beneficial interest, par value $0.001 per share, of PGIM Jennison Focused Growth Fund, a series of the Registrant.

It is proposed that this filing become effective on January 21, 2021, pursuant to Rule 488(a) under the Securities Act of 1933.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

PGIM JENNISON 20/20 FOCUS FUND,
a series of Prudential Investment Portfolios 18

655 Broad Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

January 21, 2021

Dear Shareholder:

I am writing to ask you to consider and vote on an important proposal (the “Proposal”) whereby all of the assets of PGIM Jennison 20/20 Focus Fund (the “20/20 Focus Fund”), a series of Prudential Investment Portfolios 18 (“PIP 18”), would be acquired by PGIM Jennison Focused Growth Fund (the “Focused Growth Fund,” and together with the 20/20 Focus Fund, the “Funds”), a series of Prudential Investment Portfolios 3 (“PIP 3”), and the Focused Growth Fund would assume all of the liabilities of the 20/20 Focus Fund (the “Reorganization”). PIP 18 and PIP 3 are both Delaware statutory trusts. The shareholders’ meeting (the “Meeting”) is scheduled for April 13, 2021 at 1:00 p.m. Eastern time. In light of public health concerns regarding the coronavirus pandemic, the meeting will be held in a virtual format only. You will not be able to attend the meeting in person.

The Board of Trustees of the PIP 18 has reviewed and approved the Proposal and recommended that the Proposal be presented to shareholders of the 20/20 Focus Fund for their consideration. Although the Trustees have determined that the Proposal is in your best interest, the final decision to approve the Proposal is up to you.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

If approved, the Reorganization would give you the opportunity to participate in a fund with identical investment objectives and similar investment strategies to those of the 20/20 Focus Fund, and will allow you to enjoy a larger asset base over which expenses may be spread.

The accompanying combined prospectus/proxy statement includes a detailed description of the Proposal. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

•   By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•   By Internet. Have your proxy card available. Go to the website listed on your card. Enter your control number from your card. Follow the instructions found on the website. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•   By Telephone. Have your proxy card available. Call the toll-free number listed on your card. Enter your control number from your card. There is no charge to you for the call. Follow the recorded instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•   To register to attend and vote at the virtual meeting. Go to https://www.viewproxy.com/PGIMJennisonFocusFund/broadridgevsm and follow the instructions.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser to change their investment options. Otherwise, if the proposed transaction is approved, starting on the day following the closing of the proposed transaction, future transactions will automatically be made in shares of the Focused Growth Fund, as applicable.

The Reorganization is expected to occur in May 2021, if shareholder approval is obtained by the April 13, 2021 meeting date. If the meeting date is postponed or adjourned, the Reorganization may occur on a different date.

If you have any questions before you vote, please call [Broadridge Financial Solutions, Inc.,] at 855-601-2246 toll-free. They will be happy to help you understand the proposal and assist you in voting.

Stuart Parker

President

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PGIM JENNISON 20/20 FOCUS FUND,
a series of Prudential Investment Portfolios 18

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of PGIM Jennison 20/20 Focus Fund (the “20/20 Focus Fund”), a series of Prudential Investment Portfolios 18 (“PIP 18”), a Delaware statutory trust, is scheduled to be held in a virtual format only on April 13, 2021 at 1:00 p.m. Eastern time, for the following purposes:

1.  To consider and vote upon the approval or disapproval of a Plan of Reorganization under which the 20/20 Focus Fund will transfer all of its assets to, and all of its liabilities will be assumed by, PGIM Jennison Focused Growth Fund (the “Focused Growth Fund”), a series of Prudential Investment Portfolios 3 (“PIP 3”), a Delaware statutory trust, in exchange for shares of the Focused Growth Fund and the 20/20 Focus Fund will be dissolved (the “Proposal”).

2.  To transact such other business as may properly come before the Meeting or any postponements or adjournments of the Meeting.

The Board of Trustees of PIP 18 (the “Board”) has fixed the close of business on January 13, 2021 as the record date (the “Record Date”) for the determination of the shareholders of the 20/20 Focus Fund entitled to notice of, and to vote at, the Meeting and any postponements or adjournments of the Meeting.

In light of public health concerns regarding the coronavirus pandemic, the Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person. Further information regarding the purpose of the Meeting is included in the accompanying the combined prospectus/proxy statement dated January [21], 2021.

Shareholders of record on the Record Date (as defined below) for the Meeting may participate in and vote at the Meeting on the Internet by virtual means. To participate in the Meeting virtually shareholders must register in advance by visiting https://viewproxy.com/Prudential/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund’s proxy tabulator.

Proxies are being solicited on behalf of the Board. Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 3:00 p.m., Eastern Time, on Monday, April 12, 2021, but in any event must be received by the scheduled time for commencement of the Meeting.

Once shareholders have obtained a new control number, they must visit http://viewproxy.com/PGIMJennisonFocusFund/broadridgevsm and submit their name and newly issued control number in order to register to participate in and vote at the Meeting. After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge.

Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at proxyvote.com. Only shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

Andrew R. French

Secretary

Dated: [January 21], 2021

Shareholders are invited to attend the Meeting virtually by registering at http://viewproxy.com/PGIMJennisonFocusFund/broadridgevsm. Any shareholder who does not expect to attend the virtual Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or over the internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be. A copy of this combined Prospectus and Proxy Statement is available at www.pgiminvestments.com/fundupdates.

The Board of Trustees of PIP 18 recommends that you vote FOR the Proposal.

Your vote is important.
Please return your proxy card promptly
or vote by telephone or over the internet.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President
	2.	XYZ Corporation	John Smith, President
		c/o John Smith, President
B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee
	2.	Jones Family Trust	Charles Jones, Trustee
	3.	Sarah Clark, Trustee	Sarah Clark, Trustee
		u/t/d 7/1/85
C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian
		f/b/o Jessica Wilson UTMA
		New Jersey

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS AND PROXY STATEMENT
for
PGIM JENNISON 20/20 FOCUS FUND,
A SERIES OF PRUDENTIAL INVESTMENT PORTFOLIOS 18
and
PROSPECTUS
for
PGIM JENNISON FOCUSED GROWTH FUND,
A SERIES OF PRUDENTIAL INVESTMENT PORTFOLIOS 3

655 Broad Street
Newark, New Jersey 07102-4077
(973) 367-7521
Dated [January 21], 2021

Acquisition of the Assets and Assumption of the Liabilities of
PGIM Jennison 20/20 Focus Fund
By and in Exchange for Shares of PGIM Jennison Focused Growth Fund

This combined Prospectus and Proxy Statement (“Prospectus/Proxy Statement”) is being furnished to the shareholders of PGIM Jennison 20/20 Focus Fund (the “20/20 Focus Fund”), a series of Prudential Investment Portfolios 18 (“PIP 18”), a Delaware statutory trust, in connection with the solicitation of proxies by the Board of Trustees of PIP 18 for use at a special meeting of shareholders of the 20/20 Focus Fund and at any postponements or adjournments thereof (the “Meeting”).

The Meeting will be held virtually on April 13, 2021 at 1:00 p.m. Eastern time. This Prospectus/Proxy Statement first will be sent to shareholders on or about January 28, 2021.

The purpose of the Meeting is for shareholders of the 20/20 Focus Fund to consider and vote upon a Plan of Reorganization (the “Plan”) under which the 20/20 Focus Fund will transfer substantially all of its assets to, and substantially all of its liabilities will be assumed by, PGIM Jennison Focused Growth Fund (the “Focused Growth Fund”), a series of Prudential Investment Portfolios 3 (“PIP 3”), a Delaware statutory trust, in exchange for shares of beneficial interest, par value $0.001 per share, of the Focused Growth Fund, which will be distributed to shareholders of the 20/20 Focus Fund, and the subsequent cancellation of shares of the 20/20 Focus Fund and its liquidation and dissolution (the “Reorganization”). In connection with this proposed transfer and dissolution, each whole and fractional share of Class A shares of the 20/20 Focus Fund will be exchanged for whole and fractional shares of equal dollar value of Class A shares, par value $0.001 per share, of the Focused Growth Fund, each whole and fractional share of Class C shares of the 20/20 Focus Fund will be exchanged for whole and fractional shares of equal dollar value of Class C shares, par value $0.001 per share, of the Focused Growth Fund, each whole and fractional share of Class R shares of the 20/20 Focus Fund will be exchanged for whole and fractional shares of equal dollar value of Class A shares, par value $0.001 per share, of the Focused Growth Fund, each whole and fractional share of Class Z shares of the 20/20 Focus Fund will be exchanged for whole and fractional shares of equal dollar value of Class Z shares, par value $0.001 per share, of the Focused Growth Fund, each whole and fractional share of Class R6 shares of the 20/20 Focus Fund will be exchanged for whole and fractional shares of equal dollar value of Class R6 shares, par value $0.001 per share, of the Focused Growth Fund, and outstanding shares of the 20/20 Focus Fund will be cancelled. Each of the 20/20 Focus Fund and the Focused Growth Fund is a “Fund” and together are referred to as the “Funds.”

If the shareholders of the 20/20 Focus Fund approve the Plan, they will become shareholders of the Focused Growth Fund.

The Funds have identical investment objectives and similar investment policies. The investment objective of both Funds is long-term growth of capital. The 20/20 Focus Fund seeks to achieve its objective by investing at least 80% of its total assets in approximately 40 (which may range up to 50) equity and equity-related securities of companies that it believes have strong capital appreciation potential, while the Focused Growth Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and equity-related securities of companies that the subadviser believes have strong capital appreciation potential. For both Funds, equity and equity-related securities in which the Fund primarily invests are common stocks, non-convertible preferred stocks and convertible securities.

Certain important differences in the Funds’ strategies, such as the 20/20 Focus Fund using a value investment style as well as a growth investment style, while the Focused Growth Fund uses only a growth investment style as part of its principal strategies, are explained in more detail below.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Reorganization and the issuance of shares of the Focused Growth Fund that you should know about before voting. You should retain it for future reference. Additional information about the Focused Growth Fund and the proposed Reorganization has been filed with the Securities and Exchange Commission (“SEC”) and can be found in the following documents:

•  The Prospectus for the Focused Growth Fund, dated May 1, 2020, which has been filed with the SEC (No. 333-95849) and is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

•  The Statement of Additional Information (“SAI”) for the Focused Growth Fund, dated May 1, 2020 (No. 333-95849), which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An SAI, dated January 21, 2021, relating to this Prospectus/Proxy Statement (No. 333-       ), which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An Annual Report to Shareholders for the Focused Growth Fund for the fiscal year ended February 29, 2020 (No. 811-09805), which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

•  A Semi-Annual Report to Shareholders for the Focused Growth Fund for the fiscal period ended August 31, 2020 (No. 811-09805), which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to the Focused Growth Fund at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other US government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A to this Prospectus/Proxy Statement), the Prospectus for the Focused Growth Fund (Exhibit B to this Prospectus/Proxy Statement and which is enclosed), the Focused Growth Fund’s Annual Report to shareholders for its fiscal year ended February 29, 2020 (Exhibit C to this Prospectus/Proxy Statement and which is enclosed), the Focused Growth Fund’s Semi-Annual Report to shareholders for its fiscal period ended August 31, 2020 (Exhibit D to this Prospectus/Proxy Statement and which is enclosed), and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan that will have the effect of combining the 20/20 Focus Fund and the Focused Growth Fund into a single mutual fund, sometimes referred to as the “Combined Fund”. The consummation of the Reorganization is intended to qualify for US federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”).

If the Reorganization is approved by shareholders of the 20/20 Focus Fund, it is currently anticipated that a substantial portion (approximately 50% of the 20/20 Focus Fund’s portfolio securities if the Reorganization was implemented on November 30, 2020) of the portfolio securities of the 20/20 Focus Fund will be sold and new securities will be purchased prior to and solely and directly related to the Reorganization. As of the date of this Prospectus/Proxy Statement, if approximately 50% of the 20/20 Focus Fund’s investments had been sold as of November 30, 2020 due to the Reorganization, the 20/20 Focus Fund would have realized capital gains of approximately $2.61 per share (comprised of both short term and long term capital gains), approximately 13.93% of the net asset value of the 20/20 Focus Fund. Any capital gains realized by the 20/20 Focus Fund prior to the closing date of the Reorganization will be distributed to shareholders of the 20/20 Focus Fund prior to the closing date of the Reorganization. Shareholders of the 20/20 Focus Fund who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution. The portion of the portfolio securities to be sold and the transaction costs and tax consequences related to those sales are estimates based on, among other things, historical data, current market conditions and the Funds’ ability to use available carryovers, and are subject to change. The 20/20 Focus Fund may sell certain securities as part of the transition to more closely align its portfolio with that of the Focused Growth Fund. As of November 30, 2020, it is anticipated that transaction costs of approximately $240,000 (or $0.004 per share of the 20/20 Focus Fund) will be incurred by the 20/20 Focus Fund and its shareholders to reposition its portfolio in connection with the Reorganization.

The 20/20 Focus Fund is a series of PIP 18, an open-end investment company that is organized as a Delaware statutory trust. The Focused Growth Fund is a series of PIP 3, an open-end investment company that is also organized as a Delaware statutory trust.

If the shareholders of the 20/20 Focus Fund vote to approve the Plan, the assets of the 20/20 Focus Fund will be transferred to, and all of the liabilities of the 20/20 Focus Fund will be assumed by, the Focused Growth Fund in exchange for an equal dollar value of shares of the same class of the Focused Growth Fund, except that Class R shareholders of the 20/20 Focus Fund will receive Class A shares of the Focused Growth Fund, of equal dollar value based upon the value of the shares at the time the 20/20 Focus Fund’s assets are transferred to the Focused Growth Fund. After the transfer of assets and exchange of shares has been completed, the 20/20 Focus Fund will be liquidated and dissolved. If shareholders approve the Plan, you will cease to be a shareholder of the 20/20 Focus Fund and will become a shareholder of the Focused Growth Fund. The Funds have identical redemption procedures, as discussed below.

For the reasons set forth in the “Reasons for the Reorganization” section, the Board of Trustees of PIP 18 and the Board of Trustees of PIP 3 have determined that the proposed Reorganization is in the best interests of the 20/20 Focus Fund and the Focused Growth Fund, and have also concluded that the interests of the existing shareholders of the Funds will not be diluted as a result of the Reorganization.

The Board of Trustees of PIP 18, on behalf of the 20/20 Focus Fund, has approved the Plan and unanimously recommends that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of the 20/20 Focus Fund at the close of business on January 13, 2021 (the “Record Date”) will be entitled to vote at the Meeting and any postponements or adjournments thereof, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the 20/20 Focus Fund. The approval of the Plan requires the affirmative vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the total outstanding voting shares of the 20/20 Focus Fund.

Specifically, approval of the Plan requires the vote of the lesser of (i) 67% or more of the outstanding voting shares of the 20/20 Focus Fund represented at a meeting at which more than 50% of the outstanding voting shares of the 20/20 Focus Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the 20/20 Focus Fund (the “1940 Act Majority”).

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by persons appointed as proxies. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “Voting Information” section of this Prospectus/Proxy Statement.

REASONS FOR THE REORGANIZATION

The Trustees of PIP 18 and PIP 3 (collectively, the “Trustees”), including all of the Trustees who are not “interested persons” of PIP 18 on behalf of the 20/20 Focus Fund and all of the Trustees of PIP 3 who are not “interested persons” of PIP 3 on behalf of the Focused Growth Fund (collectively, the “Independent Trustees”), have unanimously determined that the Reorganization would be in the best interests of the 20/20 Focus Fund and the Focused Growth Fund. The Board of each Fund concluded that the interests of the existing shareholders of each Fund would not be diluted as a result of consummation of the Plan.

PGIM Investments provided the Board the following comparative summary of the performance of each Fund (Class Z) for various periods ended September 30, 2020.

20/20 Focus Fund

	Year To Date	1 Yr	3 Yr	5 Yr	10 Yr
Total Return Net:	15.67%	28.13%	14.36%	15.07%	12.64%
S&P 500 Index:	5.58%	15.14%	12.27%	14.14%	13.73%
Lipper % Rank:	86	84	96	92	96
(Cat: Lipper Large-Cap Growth)
Morningstar Rating: 2
(Cat: Morningstar Large Growth)

Focused Growth Fund

	Year To Date	1 Yr	3 Yr	5 Yr	10 Yr
Total Return Net:	40.76%	56.69%	26.83%	22.62%	18.42%
Russell 1000 Growth Index:	24.33%	37.53%	21.67%	20.10%	17.25%
Lipper % Rank:	2	3	4	3	5
(Cat: Lipper Large-Cap Growth)
Morningstar Rating: 5
(Cat: Morningstar Large Growth)

The Focused Growth Fund’s investment performance has been stronger than that of the 20/20 Focus Fund as of the year to date, and one-, three-, five-, and ten-year periods ended September 30, 2020 for the same periods. The 20/20 Focus Fund had underperformed its benchmark (the S&P 500 Index) on a net basis for the ten-year period ended September 30, 2020.

PGIM Investments informed the Trustees that the Reorganization is expected to result in reduced gross and net expenses for the 20/20 Focus Fund shareholders. Additionally, the Reorganization is expected to result in reduced gross expenses and lower or unchanged net expenses for shareholders of the Focused Growth Fund due to the continuance of the current contractual expense limitation applicable to the Focused Growth Fund through June 30, 2021 as follows: PGIM Investments has contractually agreed to limit net annual operating expenses of the Focused Growth Fund through June 30, 2022 (exclusive of interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales to 0.75% of average daily net assets for Class Z shares and 0.67% of average daily net assets for Class R6 shares. The Focused Growth Fund can give no guarantee with respect to the continuation of either of the waivers and/or reimbursements after June 30, 2022. The waiver and/or expense reimbursement may not be terminated prior to June 30, 2022 without the prior approval of the Fund’s Board. If such waiver and/or reimbursement are not continued after June 30, 2022, shareholder net expenses may increase as a result of the implementation of the Reorganization.  In addition, contingent upon shareholder approval of and the consummation of the proposed Reorganization, PGIM Investments has contractually agreed to limit net annual operating expenses of the Focused Growth Fund effective the date of the closing of the Reorganization through June 30, 2022 (exclusive of interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales to 1.05% of average daily net assets for Class A shares and 1.78% of average daily net assets for Class C shares.

Based on these facts, the Manager believes that the Reorganization will benefit 20/20 Focus Fund shareholders by creating the potential for improved fund performance and lowering expenses, as well as other advantages that come with increased asset growth.

The Board also noted that as a result of the implementation of the Reorganization, shareholders of the 20/20 Focus Fund will become shareholders of the Focused Growth Fund, which has a lower management fee. PGIM Investments noted that the subadvisory fees paid to Jennison for each Fund are paid out of the fees earned by PGIM Investments and not the Funds.

The Trustees considered that if 20/20 Focus Fund shareholders approve the Reorganization, the 20/20 Focus Fund is expected to distribute its realized capital gains, if any, to its shareholders prior to the closing date. 20/20 Focus Fund shareholders who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution. In addition, it is currently anticipated that a substantial portion of the 20/20 Focus Fund’s portfolio securities will be sold prior to the closing of the Reorganization, and the 20/20 Focus Fund is expected to realize capital gain or loss in connection with those sales. If the 20/20 Focus Fund realizes capital gains, those gains may increase the capital gain distribution paid to shareholders.

The Trustees also considered that the 20/20 Focus Fund would pay the costs of the Reorganization, which are currently estimated to be $367,000. Transaction costs associated with repositioning the 20/20 Focus Fund’s portfolio in connection with the Reorganization will be borne by the 20/20 Focus Fund before the Reorganization and are estimated to be approximately $240,000 (as of November 30, 2020). The Manager may utilize a transition manager to assist in the transition of the 20/20 Focus Fund. The Manager does not expect the engagement of a transition manager to result in any additional expenses for the 20/20 Focus Fund.

The Trustees, including a majority of Independent Trustees, after considering the matter, unanimously concluded that the interests of the existing shareholders of each Fund would not be diluted as a result of the consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of each Fund:

•  The Funds are equity funds with identical investment objectives and similar investment strategies and investment restrictions;

•  The Focused Growth Fund had better net investment performance than the 20/20 Focus Fund for the year to date, and one-, three-, five-, and ten-year periods ended September 30, 2020;

•  If the Reorganization is implemented, net and gross expenses will decrease for shareholders of the 20/20 Focus Fund and are expected to result in reduced gross expenses and lower or unchanged net expenses for shareholders of the Focused Growth Fund based on each Fund’s average net assets as of August 31, 2020 and due to the expense waiver and/or reimbursement discussed above;

•  The 20/20 Focus Fund and its shareholders will pay the costs of the Reorganization, including the transaction costs to reposition the 20/20 Focus Fund prior to closing of the Reorganization;

•  Shareholders of the Focused Growth Fund will not be impacted by the transition of the 20/20 Focus Fund prior to the Reorganization;

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Plan.

The Board reviewed various factors about each Fund, including the assets under management of the 20/20 Focus Fund ($994 million) and the Focused Growth Fund ($1.0 billion) as of September 30, 2020 and based on the analysis provided by the Manager agreed that the Focused Growth Fund should be the accounting and performance survivor of the Reorganization.

The Trustees also considered that it is a condition to the closing of the Reorganization that the 20/20 Focus Fund and the Focused Growth Fund receive an opinion of counsel substantially to the effect that the exchange of shares pursuant to the Plan will not result in a taxable gain or loss for US federal income tax purposes for shareholders of 20/20 Focus Fund or the Focused Growth Fund. The Trustees also considered the potential capital gains for 20/20 Focus Fund shareholders who do not hold their shares in tax-advantaged accounts that may result due to the sales of portfolio securities by the 20/20 Focus Fund to reposition the Fund prior to the Reorganization.

Consequently, the Trustees of 20/20 Focus Fund approved the Plan and recommend that shareholders of 20/20 Focus Fund vote to approve the Plan.

For the reasons discussed above, the Board of Trustees of PIP 18 on behalf of the 20/20 Focus Fund unanimously recommend that you vote FOR the Plan.

If shareholders of 20/20 Focus Fund do not approve the Plan, the Board of 20/20 Focus Fund may consider other possible courses of action for the 20/20 Focus Fund, including, among others, the liquidation of 20/20 Focus Fund. A liquidation of the 20/20 Focus Fund would result in taxable gains or losses for most shareholders of 20/20 Focus Fund who do not hold their shares in tax-advantaged accounts.

The Funds have similar principal risks, including market risk, risk of increase in expenses, equity and equity-related securities risk, and non-diversification risk. The Focused Growth Fund is also subject to large capitalization company risk and preferred securities risk, while the 20/20 Focus Fund is subject to emerging markets risk and market capitalization risk. The Focused Growth Fund is also subject to convertible securities risk, which is a non-principal risk of the 20/20 Focus Fund. See “Comparison of Investment Strategies-Principal Risks of Investing in the Funds” for additional details.

FEES AND EXPENSES

The following tables describe the fees and expenses that shareholders may pay if they hold shares of the Funds, as well as the unaudited pro forma fees and expenses of the Focused Growth Fund that will continue in effect after consummation of the Reorganization if the Plan is approved. The fees and expenses below of the pro forma Focused Growth Fund after the Reorganization are based on estimated expenses of the Focused Growth Fund and the 20/20 Focus Fund during the twelve months ended August 31, 2020.

The 20/20 Focus Fund offers Class A, Class C, Class R, Class Z, and Class R6 shares, while the Focused Growth Fund offers Class A, Class C, Class Z, and Class R6 shares. Class R shareholders of the 20/20 Focus Fund shall receive Class A shares of the Focused Growth Fund in the Reorganization.

Shareholder Fees and Operating Expenses (unaudited)

Class A Shares (for the twelve months ended August 31, 2020)

Shareholder Fees (fees paid directly from your investment)

	20/20 Focus Fund	Focused Growth Fund	Pro Forma Focused Growth Fund After Reorganization
Maximum sales charge (load) imposed on purchases	5.50%	5.50%	5.50%
Maximum deferred sales charge (load)	1.00%	1.00%	1.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	20/20 Focus Fund	Focused Growth Fund	Pro Forma Focused Growth Fund After Reorganization
Management Fees	0.75%	0.67%	0.66%
+ Distribution (12b-1) Fees	0.30%	0.30%	0.30%
+ Other Expenses	0.17%	0.22%	0.17%
= Total annual fund operating expenses	1.22%	1.19%	1.13%
– Fee waiver and/or expense reimbursement (2)(5)	None	-0.09%	-0.08%
= Net annual fund operating expenses	1.22%	1.10%	1.05%

Class C Shares (for the twelve months ended August 31, 2020)

Shareholder Fees (fees paid directly from your investment)

	20/20 Focus Fund	Focused Growth Fund	Pro Forma Focused Growth Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	1.00%	1.00%	1.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	20/20 Focus Fund	Focused Growth Fund	Pro Forma Focused Growth Fund After Reorganization
Management Fees	0.75%	0.67%	0.66%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.16%	0.15%	0.12%
= Total annual fund operating expenses	1.91%	1.82%	1.78%
– Fee waiver and/or expense reimbursement (5)	None	-0.04%	-0.01%
= Net annual fund operating expenses	1.91%	1.78%	1.77%

Class R Shares (for the twelve months ended August 31, 2020)

Shareholder Fees (fees paid directly from your investment)

	20/20 Focus Fund	Focused Growth Fund	Pro Forma Focused Growth Fund After Reorganization*
Maximum sales charge (load) imposed on purchases	None	N/A	N/A
Maximum deferred sales charge (load)	None	N/A	N/A
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	N/A	N/A
Redemption fee	None	N/A	N/A
Exchange fee	None	N/A	N/A
Maximum account fee (accounts under $10,000)	None	N/A	N/A

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	20/20 Focus Fund	Focused Growth Fund	Pro Forma Focused Growth Fund After Reorganization*
Management Fees	0.75%	N/A	N/A
+ Distribution (12b-1) Fees	0.75%	N/A	N/A
+ Other Expenses	0.22%	N/A	N/A
= Total annual fund operating expenses	1.72%	N/A	N/A
– Fee waiver and/or expense reimbursement (1)	-0.25%	N/A	N/A
= Net annual fund operating expenses	1.47%	N/A	N/A

Class Z Shares (for the twelve months ended August 31, 2020)

Shareholder Fees (fees paid directly from your investment)

	20/20 Focus Fund		Focused Growth Fund		Pro Forma Focused Growth Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None		None		None
Maximum deferred sales charge (load)	None		None		None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None		None		None
Redemption fee	None		None		None
Exchange fee	None		None		None
Maximum account fee (accounts under $10,000)	None	**	None	**	None	**

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	20/20 Focus Fund	Focused Growth Fund	Pro Forma Focused Growth Fund After Reorganization
Management Fees	0.75%	0.67%	0.66%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	0.14%	0.15%	0.13%
= Total annual fund operating expenses	0.89%	0.82%	0.79%
– Fee waiver and/or expense reimbursement (4)	None	-0.07%	-0.04%
= Net annual fund operating expenses	0.89%	0.75%	0.75%

Class R6 Shares (for the twelve months ended August 31, 2020)

Shareholder Fees (fees paid directly from your investment)

	20/20 Focus Fund	Focused Growth Fund	Pro Forma Focused Growth Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	20/20 Focus Fund	Focused Growth Fund	Pro Forma Focused Growth Fund After Reorganization
Management Fees	0.75%	0.67%	0.66%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	0.72%	0.10%	0.08%
= Total annual fund operating expenses	1.47%	0.77%	0.74%
– Fee waiver and/or expense reimbursement (3)(4)	-0.63%	-0.10%	-0.07%
= Net annual fund operating expenses	0.84%	0.67%	0.67%

*  The information shown for the Pro Forma Focused Growth Fund After Reorganization relates to Class A shares. Pursuant to the terms of the Reorganization, Class R shareholders of the 20/20 Focus Fund shall receive Class A shares of the Focused Growth Fund.

**  Direct Transfer Agent Accounts holding under $10,000 of Class Z shares are subject to the $15 fee.

(1)   The distributor of the 20/20 Focus Fund has contractually agreed through March 31, 2021 to limit its distribution and service (12b-1) fees for Class R shares to an annual rate of 0.50% of the average daily net assets of Class R shares. This waiver may not be terminated prior to March 31, 2021 without the prior approval of the Fund’s Board of Trustees.

(2)   The distributor of the Focused Growth Fund has contractually agreed through June 30, 2022 to reduce its distribution and service (12b-1) fees for Class A shares to an annual rate of 0.25% of the average daily net assets of Class A shares. This waiver may not be terminated prior to June 30, 2022 without the prior approval of the Fund’s Board of Trustees.

(3)   The Manager of the 20/20 Focus Fund has contractually agreed, through March 31, 2021 to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the Total Annual Fund Operating Expenses to exceed 0.84% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This expense limitation may not be terminated prior to March 31, 2021 without the prior approval of the Fund’s Board of Trustees.

(4)   The Manager of the Focused Growth Fund has contractually agreed, through June 30, 2022, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.75% of average daily net assets for Class Z shares and 0.67% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to June 30, 2022 without the prior approval of the Fund’s Board of Trustees.

(5)  Contingent upon shareholder approval of and the consummation of the proposed Reorganization, PGIM Investments has contractually agreed to limit net annual operating expenses of the Focused Growth Fund effective the date of the closing of the Reorganization through June 30, 2022 (exclusive of interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales to 1.05% of average daily net assets for Class A shares and 1.78% of average daily net assets for Class C shares.

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the Reorganization with the cost of investing in the Focused Growth Fund after the Reorganization. They assume that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund’s operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period. The Focused Growth Fund does not offer Class R shares. Pursuant to the terms of the Reorganization, Class R shareholders of the 20/20 Focus Fund shall receive Class A shares of the Focused Growth Fund.

Full Redemption —Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
20/20 Focus Fund	$667	$916	$1,183	$1,946
Focused Growth Fund	656	899	1,160	1,906
Pro Forma Focused Growth Fund After Reorganization	651	882	1,131	1,842

Class C Shares	One Year	Three Years	Five Years	Ten Years
20/20 Focus Fund	$294	$600	$1,032	$2,233
Focused Growth Fund	281	569	981	2,134
Pro Forma Focused Growth Fund After Reorganization	280	559	964	2,094

Class R Shares	One Year	Three Years	Five Years	Ten Years
20/20 Focus Fund	$150	$518	$910	$2,009
Focused Growth Fund*	N/A	N/A	N/A	N/A
Pro Forma Focused Growth Fund After Reorganization	107	351	615	1,367

Class Z Shares	One Year	Three Years	Five Years	Ten Years
20/20 Focus Fund	$91	$284	$493	$1,096
Focused Growth Fund	77	255	448	1,007
Pro Forma Focused Growth Fund After Reorganization	77	248	435	974

Class R6 Shares	One Year	Three Years	Five Years	Ten Years
20/20 Focus Fund	$86	$403	$743	$1,703
Focused Growth Fund	68	236	418	945
Pro Forma Focused Growth Fund After Reorganization	68	230	405	912

*  The Focused Growth Fund does not offer Class R shares and the pro forma expenses above for the Focused Growth Fund relate to Class A shares. Class R shareholders of the 20/20 Focus Fund shall receive Class A shares of the Focused Growth Fund.

No Redemption —Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
20/20 Focus Fund	$667	$916	$1,183	$1,946
Focused Growth Fund	656	899	1,160	1,906
Pro Forma Focused Growth Fund After Reorganization	651	882	1,131	1,842

Class C Shares	One Year	Three Years	Five Years	Ten Years
20/20 Focus Fund	$194	$600	$1,032	$2,233
Focused Growth Fund	181	569	981	2,134
Pro Forma Focused Growth Fund After Reorganization	180	559	964	2,094

Class R Shares	One Year	Three Years	Five Years	Ten Years
20/20 Focus Fund	$150	$518	$910	$2,009
Focused Growth Fund*	N/A	N/A	N/A	N/A
Pro Forma Focused Growth Fund After Reorganization	107	351	615	1,367

Class Z Shares	One Year	Three Years	Five Years	Ten Years
20/20 Focus Fund	$91	$284	$493	$1,096
Focused Growth Fund	77	255	448	1,007
Pro Forma Focused Growth Fund After Reorganization	77	248	435	974

Class R6 Shares	One Year	Three Years	Five Years	Ten Years
20/20 Focus Fund	$86	$403	$743	$1,703
Focused Growth Fund	68	236	418	945
Pro Forma Focused Growth Fund After Reorganization	68	230	405	912

*  The Focused Growth Fund does not offer Class R shares and the pro forma expenses above for the Focused Growth Fund relate to Class A shares. Class R shareholders of the 20/20 Focus Fund shall receive Class A shares of the Focused Growth Fund.

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under “Total annual fund operating expenses” remain the same in the years shown (except that fee waivers or reimbursements, if any, are reflected only for the periods for which they are in effect). These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

Performance of the Funds

The following bar charts show each Fund’s performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how the Fund’s average annual total returns for each share class compare with a broad-based securities market index. Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

20/20 Focus Fund (as of December 31, 2019)

BEST QUARTER: 14.31% (1st Quarter 2012) WORST QUARTER: -16.39% (3rd Quarter 2011)

Average Annual Total Returns % (including sales charges) (as of December 31, 2019)

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Class A Shares	21.49	9.48	9.64	—
Class C Shares	26.70	9.96	9.50	—
Class R Shares	28.31	10.48	10.03	—
Class R6 Shares	29.04	11.16	N/A	10.86 (03/28/11)
Class Z Shares %
Return Before Taxes	29.05	11.07	10.60	—
Return After Taxes on Distributions	27.05	8.26	8.32	—
Return After Taxes on Distributions and Sale of Fund Shares	18.61	8.22	8.12	—

*  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Index % (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	31.46	11.69	13.55	—
Russell 1000 Index	31.43	11.48	13.54	—

Focused Growth Fund (as of December 31, 2019)

(1)   Without the management fee waiver and/or expense reimbursement, the annual total returns would have been lower. The total return for Class Z shares from January 1, 2020 through March 31, 2020 was -12.99%.

BEST QUARTER: 18.83% (1st Quarter 2019) WORST QUARTER: -16.28% (4th Quarter 2018)

Average Annual Total Returns % (including sales charges) (as of December 31, 2019)

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Class A Shares	25.10	13.49	13.60	—
Class C Shares	30.44	13.92	13.40	—
Class R6 Shares	32.97	15.13	N/A	15.00 (05/03/12)
Class Z Shares %
Return Before Taxes	32.93	15.11	14.55	—
Return After Taxes on Distributions	31.29	12.55	13.08	—
Return After Taxes on Distributions and Sale of Fund Shares	20.61	11.46	11.86	—

*  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Index % (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	36.39	14.63	15.22	—
Russell 1000 Index	31.46	11.69	13.55	—

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives, Strategies and Principal Risks of the Funds

This section describes the investment objectives and strategies of the Funds and the differences between them. For a complete description of the investment strategies and risks for the Focused Growth Fund, you should read the Prospectus (enclosed as Exhibit B) for the Focused Growth Fund, which is incorporated by reference into this Prospectus/Proxy Statement. Additional information is included in the Focused Growth Fund’s SAI, which is also incorporated by reference into this Prospectus/Proxy Statement.

The Funds have identical investment objectives and similar investment strategies. The investment objective of both Funds is long-term growth of capital. The 20/20 Focus Fund seeks to achieve its objective by investing at least 80% of its total assets in approximately 40 (which may range up to 50) equity and equity-related securities of companies that it believes have strong capital appreciation potential, while the Focused Growth Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and equity-related securities of companies that the subadviser believes have strong capital appreciation potential. For both Funds, equity and equity-related securities in which the Fund primarily invests are common stocks, nonconvertible preferred stocks and convertible securities.

Certain important differences in the Funds’ strategies, such as the 20/20 Focus Fund using a value investment style as well as a growth investment style, while the Focused Growth Fund uses only a growth investment style as part of its principal strategies, are explained in more detail below.

The subadviser to both the 20/20 Focus Fund and the Focused Growth Fund is Jennison Associates LLC (“Jennison”), an affiliate of the investment manager of both Funds, PGIM Investments LLC (the “Manager” or “PGIM Investments”). For the Focused Growth Fund, PGIM Investments has entered into a sub-management agreement with PGIM, Inc. PGIM, Inc. provides management and administration services to PGIM Investments in respect of the Focused Growth Fund as requested by PGIM Investments from time to time. The Manager can enter into new subadvisory agreements with non-affiliated subadvisers without shareholder approval with respect to both Funds.

Comparison of Investment Strategies

Each Fund pursues its investment objective through various investment strategies that are employed by each Fund’s subadviser. The principal investment policies and strategies of each Fund are similar, and are reflected in detail in the table below. Due to the similarity of investment policies and strategies followed by the Funds, investments in the Funds are exposed to a similar set of principal risks, which are also discussed in more detail below. Because the 20/20 Focus Fund is a series of PIP 18 and the Focused Growth Fund is a series of PIP 3, and because the Funds were each launched at different times, there are some differences between the Funds with respect to investment policies and disclosure that appears in each of their prospectuses and SAIs.

	20/20 Focus Fund	Focused Growth Fund
Investment Objective	Long-term growth of capital. This is a fundamental investment objective and cannot be changed without shareholder approval.	Long-term growth of capital. This is a fundamental investment objective and cannot be changed without shareholder approval.
Principal Investments/ Investment Strategy

The 20/20 Focus Fund seeks investments whose prices will increase over several years. In pursuing the Fund’s objective, the subadviser normally invests at least 80% of the Fund’s total assets in approximately 40 (which may range up to 50) equity and equity-related securities of companies that it believes have strong capital appreciation potential. This strategy results in the Fund holding approximately 20 growth and 20 value securities, but no more than 50 securities in total.

The Focused Growth Fund seeks investments whose price will increase over the long term. In pursuing the Fund’s investment objective, the subadviser normally invests at least 65% of the Fund’s total assets in equity and equity-related securities of companies that it believes have strong capital appreciation potential. These companies are generally medium- to large-capitalization companies.

Equity and Equity-related Securities

The 20/20 Focus Fund primarily invests in common stocks, nonconvertible preferred stocks and convertible securities. Equity-related securities in which the Fund also invests include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs); and similar securities.

The Focused Growth Fund primarily invests in common stocks, non-convertible preferred stocks and convertible securities. Equity-related securities in which the Fund may invest include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITs); and similar securities.

Market Capitalization

The 20/20 Focus Fund may buy equity and equity-related securities of companies of every size—small-, medium- and large-capitalization—although its investments are mostly in companies that exceed $1 billion in market capitalization at the time of investment. These companies are generally considered medium- to large-capitalization companies.

The Focused Growth Fund may buy common stocks of companies of every size—small-, medium- and large-capitalization—although its investments are mostly in medium- and large-capitalization stocks. The subadviser currently considers medium and large-sized companies to be those with market capitalizations that generally exceed $1 billion.

Foreign Securities	The 20/20 Focus Fund may invest up to 35% of its total assets in foreign securities. Foreign securities may include securities from emerging markets.	The Focused Growth Fund may invest up to 35% of its total assets in foreign securities.

Money Market Instruments

The 20/20 Focus Fund may invest up to 100% of total assets in money market instruments, including commercial paper of a US or non-US company, non-US government securities, certificates of deposit, bankers’ acceptances, time deposits of domestic and non-US banks, and obligations issued or guaranteed by the US Government or its agencies or instrumentalities, on temporary basis.

The Focused Growth Fund may invest up to 100% of total assets in money market instruments, including commercial paper of a US or non-US company, non-US government securities, certificates of deposit, bankers’ acceptances, time deposits of domestic and non-US banks, and obligations issued or guaranteed by the US Government or its agencies or instrumentalities, on temporary basis.

Short Sales	The 20/20 Focus Fund may invest up to 25% of net assets in short sales (short sales “against-the-box” are not subject to these limits).	The Focused Growth Fund may invest up to 25% of net assets in short sales (short sales “against-the-box” are not subject to these limits).
US Government Securities	The 20/20 Focus Fund may invest up to 20% of total assets in US Government securities.	The Focused Growth Fund does not have a similar policy.
Derivatives	The 20/20 Focus Fund may invest up to 25% of its net assets in derivatives.	The Focused Growth Fund may invest up to 25% of its net assets in derivatives.
Structured Notes	The 20/20 Focus Fund may invest up to 5% of total assets in structured notes.	The Focused Growth Fund does not have a similar policy.
Unattached Warrants and Rights	The 20/20 Focus Fund may invest up to 5% of total assets in unattached warrants and rights.	The Focused Growth Fund may invest up to 5% of total assets in unattached warrants and rights.
Illiquid Securities	The 20/20 Focus Fund may invest up to 15% of net assets in illiquid securities.	The Focused Growth Fund may invest up to 15% of net assets in illiquid securities.
Securities of Real Estate Investment Trusts (REITs)	The 20/20 Focus Fund does not have a similar policy.	The Focused Growth Fund may invest up to 25% of investable assets in REITs.
Borrowings	The 20/20 Focus Fund may borrow up to 33 1/3% of its assets, but usually borrows less than 10%.	The Focused Growth Fund may borrow up to 33 1/3% of total assets.
Manager of Managers structure	The Manager can enter into new subadvisory agreements with non-affiliated subadvisers without shareholder approval.	The Manager can enter into new subadvisory agreements with non-affiliated subadvisers without shareholder approval.
Performance Benchmark	S&P 500 Index Russell 1000 Index	Russell 1000 Growth Index S&P 500 Index

Principal Risks of Investing in the Funds. All investments have risks to some degree. Loss of money is a risk of investing in the Funds. Please remember that an investment in the Funds is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment. The table below compares the principal risks of the Funds.

The Funds have similar principal risks, including market risk, risk of increase in expenses, equity and equity-related securities risk, and non-diversification risk. The Focused Growth Fund is also subject to large capitalization company risk and preferred securities risk, while the 20/20 Focus Fund is subject to emerging markets risk and market capitalization risk. The Focused Growth Fund is also subject to convertible securities risk, which is a non-principal risk of the 20/20 Focus Fund.

Principal Risks	20/20 Focus Fund	Focused Growth Fund*

Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

	Yes	Yes

Emerging Markets Risk. The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.
The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

	Yes	No

Equity and Equity-Related Securities Risk. The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

	Yes	Yes

Foreign Securities Risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

	Yes	Yes

Growth and Value Style Risks. The portion of the Fund’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the Fund’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for some time or that a stock judged to be undervalued may actually be appropriately priced. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds.

	Yes	No, but see “Growth Style Risk” below.

Increase in Expenses Risk. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

	Yes	Yes

Initial Public Offerings Risk. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

	Yes	Yes

Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk

	Yes	Yes

that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Yes	Yes

Market Disruption and Geopolitical Risks. International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014—2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

Yes	Yes

Market Capitalization Risk. Although the Fund intends to invest primarily in large capitalization companies, the Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and medium-sized companies are less stable than the prices of large company stocks and may present greater risks. In exchange for the potentially lower risks of investing in large capitalization companies, the Fund’s value may not rise as much as the value of funds that emphasize small capitalization companies. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on smaller capitalized companies.

Yes	No, but see “Large Capitalization Company Risk” and “Medium Capitalization (Mid-Cap) Company Risk” below.

Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Yes	Yes

Non-Diversification Risk. The Fund is non-diversified for purposes of the Investment Company Act of 1940 (1940 Act). This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Yes	Yes

Convertible Securities Risk. Investments in convertible securities subject the Fund to the risks associated with both fixed income securities, including credit risk and interest rate risk, and equity securities.

Yes	Yes

Growth Style Risk. The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

No, but see “Growth and Value Style Risks” above.	Yes

Large Capitalization Company Risk. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

No, but see “Market Capitalization Risk” above.	Yes

Medium Capitalization (Mid-Cap) Company Risk. The Fund’s investments in mid-cap companies carry more risk than investments in larger capitalized companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent on one or a few key people. The market movements of these companies’ securities may be more abrupt or erratic than the market movements of securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Mid-cap companies generally are comparatively less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like. Also, the stocks of mid-cap

No, but see “Market Capitalization Risk” above.	Yes

companies may fall out of favor relative to those of small- or large-capitalization companies, causing the Fund to underperform other equity funds that focus on small- or large-capitalization companies.

Preferred Securities Risk. Preferred stock can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company’s operations. A redemption by the issuer may negatively impact the return of the security held by the Fund. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Deferred dividend payments could have adverse tax consequences for the Fund and may cause the preferred security to lose substantial value. Preferred securities also may have substantially lower trading volumes and less market depth than many other securities, such as common stock or US Government securities.

No	Yes

Comparison of Other Strategies

Temporary Defensive Investments. In response to adverse market, economic or political conditions, each Fund may take a temporary defensive position and invest up to 100% of its investable assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities, or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of its investable assets in cash or cash equivalents. Investing heavily in these securities is inconsistent with and limits each Fund’s ability to achieve its investment objective, but may help to preserve the Fund assets.

Investments in Affiliated Funds. Each Fund may invest its assets in affiliated short-term bond funds and/or money market funds.

Repurchase Agreements. Each Fund may enter into repurchase agreements. Repurchase agreements are used for cash management purposes only.

Investment Restrictions

The following chart sets out the fundamental investment restrictions for each Fund, which are not materially different.

Fundamental Restriction	20/20 Focus Fund	Focused Growth Fund	Differences
Borrowing

The 20/20 Focus Fund may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

The Focused Growth Fund may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to the Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

Same
Real Estate	The 20/20 Focus Fund may not buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-	The Focused Growth Fund may not buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-	Same

backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Commodities

The 20/20 Focus Fund may not buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

The Focused Growth Fund may not buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

Same
Concentration

The 20/20 Focus Fund may not purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities.

The Focused Growth Fund may not purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the US Government, its agencies or instrumentalities.

Substantially similar
Underwriter

The 20/20 Focus Fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Focused Growth Fund may purchase restricted securities without limit.

The Focused Growth Fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Focused Growth Fund may purchase restricted securities without limit.

Same
Loans

The 20/20 Focus Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’

The Focused Growth Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’

Same

acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective.	acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective.

For both Funds, whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund’s assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

As non-fundamental policies, the 20/20 Focus Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.  The 20/20 Focus Fund may not make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the Fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales “against-the-box” are not subject to this limitation.  The 20/20 Focus Fund may not invest in securities of other investment companies, except: (a) purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, (b) as part of a merger, consolidation or other acquisition and (c) purchases of affiliated investment company shares pursuant to and subject to such limits as the SEC may impose by rule or order. Notwithstanding this investment restriction, the Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more affiliated Prudential mutual funds may invest.  The 20/20 Focus Fund may not purchase more than 10% of all outstanding voting securities of any one issuer.  The 20/20 Focus Fund may invest up to 25% of its net assets in derivatives.  The 20/20 Focus Fund may invest up to 5% of its assets in structured notes.  The 20/20 Focus Fund will not invest more than 5% of its total assets in unattached rights and warrants.

As non-fundamental policies, the Focused Growth Fund may not invest in securities of other investment companies, except as permitted under the 1940 Act and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the SEC.  The Focused Growth Fund may make short sales of securities up to 25% of its net assets, except short sales “against-the-box” are not subject to this limitation. The Focused Growth Fund may not purchase portfolio securities when borrowings exceed 5% of the value of its total assets. The Focused Growth Fund may not invest more than 25% of its net assets in derivatives. The Focused Growth Fund may not invest more than 5% of its total assets in unattached rights and warrants.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Code, and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency and net income derived from interests in “qualified publicly traded partnerships” (i.e. partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, US Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of the Treasury regulations, to be in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code’s distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption “Certain Federal Tax Consequences of the Reorganization.”

Comparison of Organizational Structures

Description of Shares and Organizational Structure

We have summarized below certain rights of shareholders of each of the 20/20 Focus Fund and the Focused Growth Fund to highlight differences in the governing documents. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the governing documents of PIP 18 and PIP 3 for more complete information.

20/20 Focus Fund

The 20/20 Focus Fund is a series of PIP 18, an open-end management investment company organized as a Delaware statutory trust.  The 20/20 Focus Fund operates pursuant to an Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws and is governed by a Board of Trustees (the “Board” or the “Trustees”).

The 20/20 Focus Fund is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share, divided into five classes, designated Class A, Class C, Class R, Class Z and Class R6 shares. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares and Class R6 shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class C shares have a conversion feature and (5) Class R, Class Z and Class R6 shares are offered exclusively for sale to a limited group of investors. In accordance with PIP 18’s Agreement and Declaration of Trust, the Board Members may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board Members may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.

Shares of the 20/20 Focus Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the 20/20 Focus Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares and Class R6 shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class C shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund’s assets after all debt and expenses of the Fund have been paid. Since Class C shares generally bear higher distribution expenses than the other share classes, the liquidation proceeds to shareholders of Class C shares are likely to be lower than those to other shareholders, including to Class Z and Class R6 shareholders, whose shares are not subject to any distribution and/or service fees.

PIP 18 does not intend to hold annual meetings of shareholders unless otherwise required by law. PIP 18 will not be required to hold meetings of shareholders unless, for example, the election of Board Members is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of PIP 18’s outstanding shares for the purpose of voting on the removal of one or more Board Members.

Under the Agreement and Declaration of Trust, the Board Members may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Board Members may determine. All consideration received by PIP 18 for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

The Board Members have the power to alter the number and the terms of office of the Board Members, provided that (i) there is always at least one Board Member and (ii) to the extent required by the 1940 Act, but only to such extent, at least a majority of the Board Members have been elected by the shareholders of PIP 18. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Board Members being selected, while the holders of the remaining shares would be unable to elect any Board Members.

Focused Growth Fund

The Focused Growth Fund is a series of PIP 3, an open-end management investment company organized as a Delaware statutory trust.

PIP 3 is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share, currently divided into seven series with up to three classes, designated Class A, Class C, and Class Z shares (the Focused Growth Fund also offers Class R6 shares). Each class of shares represents an interest in the same assets of the fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class R6 shares and Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class C shares have a conversion feature and (5) Class R6 shares, Class R shares and Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with PIP 3’s Agreement and Declaration of Trust, the Board may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

Shares of  the  Focused Growth Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the  Focused Growth Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z and Class R6 shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class C shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the fund is entitled to its portion of all of the fund’s assets after all debt and expenses of the fund have been paid. Since Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class R6 shareholders and Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

PIP 3 does not intend to hold annual meetings of shareholders unless otherwise required by law. PIP 3 will not be required to hold meetings of shareholders unless, for example, the election of Board Members is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of PIP 3’s outstanding shares entitled to vote for the purpose of voting on the removal of one or more Board Members.

Under PIP 3’s Agreement and Declaration of Trust, the Board may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. All consideration received by a fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

The Board Members have the power to alter the number and the terms of office of the Board Members, provided that (i) there is always at least one Board Member and (ii) to the extent  required by the 1940 Act, but only to such extent, at least a majority of the Board Members have been elected by the shareholders of PIP 3. The voting rights of shareholders in the election of Board Members are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Board Members being selected, while the holders of the remaining shares would be unable to elect any Board Members.

Shareholder Meetings

Place of Meeting. PIP 18 and PIP 3 may hold shareholder meetings at any place in the United States set by the respective Board.

Record Date. Each Board has the sole power to set a record date, which must be at or after the close of business on the day the record date is fixed, and may not be more than 120 days prior to the applicable meeting of shareholders.

Annual Meetings. PIP 18 and PIP 3 are not required to hold annual meetings of their shareholders in any year in which the election of Trustees is not required to be acted upon under the 1940 Act.

Quorum. For each Fund, the presence, in person or by proxy, of shareholders entitled to cast one-third of all the votes entitled to be cast of the meeting, as required by the applicable Declaration of Trust and federal law, including the 1940 Act, shall constitute a quorum

Adjournments. . PIP 18 can adjourn a meeting of shareholders without notice thereof if the time and place of the meeting are announced at the meeting. PIP 3.can adjourn a meeting of shareholders without notice thereof if the time and date of the meeting are announced at the meeting and the adjourned meeting is held within a reasonable time after the date of the original meeting.

Amendments of Declaration of Trust

Each of PIP 18 and PIP 3’s Board is entitled to amend the Declaration of Trust without shareholder approval, except that shareholders have the right to vote on (1) any amendment that is required to be approved by shareholders pursuant to the 1940 Act and (2) any amendment submitted to the shareholders by the Board at its discretion.

Amendment of By-Laws

Each of PIP 18 and PIP 3’s By-Laws can be amended by majority vote of the shareholders or of the Board; provided, however, that no By-Law may be amended, adopted or repealed by the Board if such amendment, adoption or repeal is required by applicable law to be submitted to a vote of shareholders.

Board of Trustees

Number of Members. For PIP 18, the number of Trustees shall be at least one (1) and as shall be determined from time to time under the Declaration of Trust. For PIP 3, the number of Trustees shall be at least one (1) and as shall be determined from time to time under the Declaration of Trust.

Removal of Board Members. Each Board may remove any of its Trustees with or without cause at any time by an instrument signed by at least two-thirds of the number of its Trustees prior to such removal, and any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the relevant Fund.

Board Vacancies. A vacancy on the Board of PIP 18 or PIP 3 may be filled by a majority of its Board; provided that in the event that less than the majority of the Trustees holding office have been elected by the shareholders, to the extent required by the 1940 Act, but only to such extent, the Trustees then in office shall call a shareholders’ meeting for the election of Trustees.

Limitation on Liability of Trustees and Officers. Each Declaration of Trust provides that a Trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee, and shall be liable to the Trust and its shareholders solely for such Trustee’s own willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust.

Indemnification of Trustees, Officers, Employees and Agents. Each of PIP 18 and PIP 3’s By-Laws provide that the PIP 18 and PIP 3 shall indemnify its Trustees, officers, employees and agents to the fullest extent permitted by law except that no indemnification shall be provided where there has been an adjudication of willful misfeasance, bad faith, gross negligence or reckless disregard of duties (“disabling conduct”), or, with respect to any proceeding disposed of without an adjudication, unless there has been a determination that the indemnitee did not engage in disabling conduct by the court or other body before which the proceeding was brought, by a majority of disinterested Trustees or by written legal opinion of independent legal counsel. Additionally, under the 1940 Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one’s office.

Liability of Shareholders

Each of PIP 18 and PIP 3’s Declaration of Trust provides that if any shareholder or former shareholder is exposed to liability relating to his or her status as a shareholder, and not because of the actions or omissions of such person or entity, such person or entity shall be entitled to be held harmless from and indemnified out of the assets of the particular series of PIP 18 or PIP 3 of which such person or entity is or was a shareholder and in relation to which such liability arose against all loss and expense arising from such liability.

Termination and Dissolution

Each of PIP 18 and PIP 3 may be dissolved at any time by the Board by written notice to the shareholders, and any series or class thereof may be terminated at any time by the Board by written notice to the shareholders of such series or class.

Management of the Funds

Under investment management agreements with PIP 18, on behalf of the 20/20 Focus Fund (the “20/20 Focus Fund Management Agreement”), and PIP 3, on behalf of the Focused Growth Fund (the “Focused Growth Fund Management Agreement,” and together with the 20/20 Focus Fund Management Agreement, the “Management Agreements” and each, a “Management Agreement”), PGIM Investments LLC (the “Manager” or “PGIM Investments”), located at 655 Broad Street, Newark, New Jersey 07102, manages each Fund’s investment operations and administers its business affairs and is responsible for supervising Jennison, as subadviser to both the 20/20 Focus Fund and the Focused Growth Fund and PGIM, Inc. as the sub-manager to the Focused Growth Fund.

Pursuant to the Management Agreements, PGIM Investments, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages both the investment operations of the Funds and the composition of the Funds’ portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Funds. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PGIM Investments will review the performance of the subadviser(s) and make recommendations to the Board with respect to the retention of subadvisers and the renewal of contracts. The Manager also administers the Funds’ corporate affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Funds’ custodian (the Custodian) and PMFS. The management services of PGIM Investments to the Funds are not exclusive under the terms of the Management Agreement and PGIM Investments is free to, and does, render management services to others.

PGIM Investments and its predecessors have served as manager or administrator to investment companies since 1987. PGIM Investments is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Founded in 1875, Prudential Financial is a publicly held financial services company primarily engaged in providing life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries. As of October 31, 2020, PGIM Investments served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $333.8 billion.

Subadviser and Portfolio Managers.

Jennison is the subadviser to both the 20/20 Focus Fund and the Focused Growth Fund. For the Focused Growth Fund, PGIM Investments has entered into a sub-management agreement with PGIM, Inc. PGIM, Inc. provides management and administration services to PGIM Investments in respect of the Focused Growth Fund as requested by PGIM Investments from time to time.

Jennison Associates LLC (Jennison) is a wholly-owned subsidiary of PGIM, Inc., which is an indirect wholly-owned subsidiary of Prudential Financial, Inc. Its address is 466 Lexington Avenue, New York, New York 10017. PGIM Investments has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of October 31, 2020, Jennison managed in excess of $197.6 billion in assets. Jennison (including its predecessor, Jennison Associates Capital Corp.) is a registered investment adviser founded in 1969.

Portfolio Managers

Jennison typically follows a team approach in the management of its portfolios. The members of Jennison’s portfolio management team with primary responsibility for Fund management are listed below.

20/20 Focus Fund	Focused Growth Fund

Joseph C. Esposito, CFA, is a Managing Director and a large cap value portfolio manager. He joined Jennison in September 2014. Mr. Esposito was previously a senior equity analyst at Loomis, Sayles & Company for seven years.  Prior to that, he was a business systems analyst at AXA Financial. Mr. Esposito earned a BA from the College of New Jersey, an MBA from Columbia Business School, and he holds the Chartered Financial Analyst (CFA) designation.

N/A

20/20 Focus Fund	Focused Growth Fund

Rebecca Irwin is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in September 2006. Prior to joining Jennison, Ms. Irwin was a health care analyst at Viking Global Investors. Prior to that, she was at UBS and at Salomon Smith Barney. Ms. Irwin earned a BA in economics from Queen’s University at Kingston, an LLB from the University of Toronto, and an LLM from Harvard Law School

Same

Warren N. Koontz, Jr., CFA, is a Managing Director, the Head of Value Equity, and a large cap value portfolio manager. He joined Jennison in September 2014. Prior to joining Jennison, Mr. Koontz was a portfolio manager at Loomis, Sayles & Company for nineteen years where he managed diversified and concentrated value strategies. Prior to that, he was a senior portfolio manager at Comerica Bank and also worked for three years as chief investment officer for The Jeffrey Company, a private investment firm and the Public Employees’ Retirement System of Ohio. Mr. Koontz earned a BS in finance and an MBA from The Ohio State University, and he holds the Chartered Financial Analyst (CFA) designation.

N/A

Natasha Kuhlkin, CFA, is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in May 2004. Prior to joining Jennison, Ms. Kuhlkin was an equity research analyst at Evergreen Investment Management and Palisade Capital Management. Ms. Kuhlkin earned a BS, magna cum laude, in accounting from Binghamton University and she holds the Chartered Financial Analyst (CFA) designation.

Same

Kathleen A. McCarragher is a Managing Director, the Head of Growth Equity and a large cap growth equity portfolio manager. She joined Jennison in May 1998. Prior to joining Jennison, Ms. McCarragher spent six years with Weiss, Peck & Greer LLC where she was a Managing Director and the Director of Large Cap Growth Equities. Prior to that, Ms. McCarragher spent 10 years with State Street Research & Management. Ms. McCarragher earned a BBA, summa cum laude, in finance and economics from the University of Wisconsin-Eau Claire and an MBA from Harvard Business School.

Same

Spiros “Sig” Segalas was one of the original founders of Jennison in 1969. He is currently President, Chief Investment Officer and a large cap growth equity portfolio manager. Mr. Segalas began his investment career as a research analyst with Bankers Trust Company in 1960 and was responsible for technology, aerospace, and conglomerate securities. In 1963, he was appointed group head of the technology group; in 1967, he was asked to manage a newly introduced commingled emerging growth fund for the bank’s institutional clients. He was also appointed to the bank’s investment policy group. Mr. Segalas earned a BA from Princeton University, after which he served as an officer in the US Navy.

Same

Investment Management Fees

Each Management Agreement provides that PGIM Investments will not be liable for any error of judgment by PGIM Investments or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PGIM Investments or a Fund by the Board or vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under each Management Agreement are computed daily and paid monthly. The investment management fee rate payable to PGIM Investments for each Fund, as well as the investment management fees paid by each Fund to PGIM Investments for the past fiscal years, are set forth below.

20/20 Focus Fund

Management Fee Rate:
0.75% to $1 billion of average daily net assets;
0.70% over $1 billion of average daily net assets

Management Fees Paid by the 20/20 Focus Fund	2019	2018	2017
Gross Fee	$7,282,298	$8,514,552	$8,582,034
Amount Waived/Reimbursed by PGIM Investments	$(12,822)	$(9,898)	None
Net Fee	$7,269,476	$8,504,654	$8,582,034

Note:  For the fiscal years shown above, PGIM Investments contractually agreed to waive fees and/or reimburse certain expenses.  The “gross fee” shown above is the fee amount that PGIM Investments earned from the Fund without reflecting the impact of the contractual fee waiver/reimbursement arrangement.  The “net fee” reflects the impact of the contractual fee waiver, and is the actual fee amount paid by the Fund, if any, to PGIM Investments.

The Manager of the 20/20 Focus Fund has contractually agreed, through March 31, 2021 to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the Total Annual Fund Operating Expenses to exceed 0.84% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This expense limitation may not be terminated prior to March 31, 2021 without the prior approval of the Fund’s Board of Trustees.

Focused Growth Fund

Management Fee Rate:
0.67% up to $1 billion of average daily net assets;
0.65% from $1 billion to $3 billion of average daily net assets;
0.63% from $3 billion to $5 billion of average daily net assets;
0.62% from $5 billion to $10 billion of average daily net assets;
0.61% over $10 billion of average daily net assets

Management Fees Paid by the Focused Growth Fund	2020	2019	2018
Gross Fee	$4,451,854	$4,005,165	$3,340,120
Amount Waived/Reimbursed by PGIM Investments	$(423,667)	$(438,138)	$(536,660)
Net Fee	$4,028,187	$3,567,027	$2,803,460

Note: For the fiscal years shown above, PGIM Investments contractually agreed to waive fees and/or reimburse certain expenses.  The “gross fee” shown above is the fee amount that PGIM Investments earned from the Fund without reflecting the impact of the contractual fee waiver/reimbursement arrangement.  The “net fee” reflects the impact of the contractual fee waiver, and is the actual fee amount paid or reimbursed by the Fund to PGIM Investments.

The Manager of the Focused Growth Fund has contractually agreed, through June 30, 2021, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.75% of average daily net assets for Class Z shares, and 0.67% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to June 30, 2021 without the prior approval of the Fund’s Board of Trustees.

Distribution Plan

PIMS serves as the principal underwriter and distributor for both Funds. Each of PIP 18 and PIP 3 have adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class Z and Class R6 shares) to compensate PIMS for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay PIMS at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A	0.30% of the 20/20 Focus Fund’s average daily net assets attributable to Class A shares 0.30% (0.25% currently) of the Focused Growth Fund’s average daily net assets attributable to Class A shares
Class C	1.00% of each Fund’s average daily net assets attributable to Class C shares
Class R	0.75% (0.50% currently) of the 20/20 Focus Fund’s average daily net assets attributable to Class R shares
Class Z	None
Class R6	None

•  For the 20/20 Focus Fund, PIMS has contractually agreed through March 31, 2021 to reduce its distribution and service (12b-1) fees for Class R shares to 0.50% of the average daily net assets of the Class R shares. This waiver may not be terminated prior to March 31, 2021 without the prior approval of the Fund’s Board of Trustees.

•  For the Focused Growth Fund, PIMS has contractually agreed until June 30, 2021 to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of the average daily net assets of the Class A shares. This waiver may not be terminated prior to June 30, 2021 without the prior approval of the Fund’s Board of Trustees.

•  Class Z and Class R6 shares are not subject to any distribution or service fees.

•  The Focused Growth Fund does not offer Class R shares. Pursuant to the terms of the Reorganization, Class R shareholders of the 20/20 Focus Fund shall receive Class A shares of the Focused Growth Fund.

Because these fees are paid out of each Fund’s assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

PIMS may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.

Valuation

In connection with the Reorganization, (i) each whole and fractional share of Class A shares of the 20/20 Focus Fund will be exchanged for whole and fractional shares of equal dollar value of Class A shares, par value $0.001 per share, of the Focused Growth Fund, (ii) each whole and fractional share of Class C shares of the 20/20 Focus Fund will be exchanged for whole and fractional shares of equal dollar value of Class C shares, par value $0.001 per share, of the Focused Growth Fund, (iii) each whole and fractional share of Class R shares of the 20/20 Focus Fund will be exchanged for whole and fractional shares of equal dollar value of Class A shares, par value $0.001 per share, of the Focused Growth Fund, (iv) each whole and fractional share of Class Z shares of the 20/20 Focus Fund will be exchanged for whole and fractional shares of equal dollar value of Class Z shares, par value $0.001 per share, of the Focused Growth Fund, (v) each whole and fractional share of Class R6 shares of the 20/20 Focus Fund will be exchanged for whole and fractional shares of equal dollar value of Class R6 shares, par value $0.001 per share. As part of the Reorganization, Class R shareholders of the 20/20 Focus Fund will have their shares exchanged for Class A shares of the Focused Growth Fund.

The NAV of mutual fund shares changes every day because the value of a fund’s portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund’s other holdings remains the same and expenses don’t change, the NAV of Fund XYZ will increase.

Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time. For purposes of computing NAV, a Fund will value futures contracts generally 15 minutes after the close of regular trading on the NYSE. Each Fund may not compute its NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund’s portfolio securities do not materially affect NAV. The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. Eastern Time, if the particular disruption directly affects only the NYSE. Please see the NYSE website (www.nyse.com) for a specific list of the holidays on which the NYSE is closed.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange and NASDAQ System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the NASDAQ Market are valued at the NASDAQ Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. NASDAQ Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Open-end, non-exchange traded mutual funds are valued at their net asset value as determined as of the close of the NYSE on the date of valuation. Corporate bonds (other than convertible debt securities) and US Government securities that are actively traded in the OTC market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be OTC, are valued on the day of valuation at an evaluated bid price provided by an independent pricing agent, or, in the absence of valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.

Options on securities and securities indices that are listed on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price.  Where exchange trading has halted on exchange-traded call or put options, the last available traded price may be used for a period of no longer than five business days.  On the sixth business day, such options may be valued at zero in the absence of trading, when such options are “out of the money” by more than 5% of the value of the underlying asset and expire within 14 calendar days of the valuation date.  If this methodology is determined to not be representative of the market value for the options, they will be fair valued.

Futures contracts and options thereon traded on a commodities exchange or Board of Trade shall be valued on the day of valuation at the last sale price at the close of trading on such exchange or Board of Trade or, if there was no sale on the applicable exchange or Board of Trade on such date, at the mean between the most recently quoted bid and asked prices on such exchange or Board of Trade or at the last bid price in the absence of an asked price. Quotations of non-US securities in a non-US currency are converted to US dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the subadviser or Manager under procedures established by and under the general supervision of each Fund’s Board.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of the Funds. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or subadviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the subadviser or Manager, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the relative liquidity/illiquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other PGIM Funds; and such other factors as may be determined by the subadviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the subadviser or Manager believes were priced incorrectly.

A “significant event” (which includes, but is not limited to, an extraordinary political or market event) is an event that the subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of portfolio securities to no longer reflect their value at the time of the NAV calculation. On a day that the Manager determines that one or more portfolio securities constitute Fair Value Securities, the Manager’s Fair Valuation Committee may determine the fair value of these securities if the fair valuation of each security results in a change of less than $0.01 to each Fund’s NAV and/or the fair valuation of the securities in the aggregate results in a change of less than one half of one percent of the Fund’s daily net assets and the Fair Valuation Committee presents these valuations to the Board for its ratification.  In the event that the fair valuation of a security results in a NAV change of $0.01 or more per share and/or in the aggregate results in a change of one half of one percent or more of the daily NAV, the Board shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on and presented for ratification at the next regularly scheduled Board meeting.  Also, the Board receives, on an interim basis, reports of the meetings of the Valuation Committee that occur between regularly scheduled Board meetings.

In addition, each Fund uses a service provided by a pricing vendor to fair value non-US Fair Value Securities, which are securities that are primarily traded in non-US markets and subject to a valuation adjustment upon the reaching of a valuation “trigger” determined by the Board. The fair value prices of non-US Fair Value Securities reflect an adjustment to closing market prices that is intended to reflect the causal link between movements in the US market and the non-US market on which the securities trade.

The use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that a fund could obtain the fair value assigned to a security if the security were sold at approximately the same time at which the NAV per share is determined.

Generally, futures contracts will be valued at the close of trading for those contracts (normally 15 minutes after the close of regular trading on the NYSE). If, in the judgment of the subadviser or Manager, the closing price of a contract is materially different from the contract price at the NYSE close, a fair value price for the contract will be determined.

If dividends are declared daily, the NAV of each class of shares will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in non-US securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of non-US securities established some time before the Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder’s frequent trading strategy.

Each Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund’s Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund’s Chief Compliance Officer (“CCO”). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder’s account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund’s Transfer Agent that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the PGIM money market funds, exchange-traded funds and PGIM Short-Term Corporate Bond Fund are excluded from this trading policy. In addition, transactions by affiliated PGIM Funds or certain unaffiliated funds, which are structured as “funds-of-funds,” and invest primarily in other mutual funds within the PGIM Fund family, are not subject to the limitations of the trading policy and are not considered frequent or short-term trading.

This trading policy does not apply to systematic purchases and redemptions (e.g., payroll purchases, systematic withdrawals and rebalancing transactions or other similar transactions not initiated by a shareholder or financial professional on the transaction date). Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-established or scheduled for a specific date.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, each Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor daily trading activity above a certain threshold, which may be changed from time to time, over a rolling 90-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan (“Intermediaries”) that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews aggregate omnibus net flows above a certain threshold. In cases where the activity is considered unusual, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares of each Fund are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. In certain circumstances, Class A shares are subject to a contingent deferred sales charge (“CDSC”). Class C shares of each Fund are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class Z shares, Class R shares and Class R6 shares are sold at NAV without an initial sales charge. The Focused Growth Fund does not offer Class R shares. Pursuant to the terms of the Reorganization, Class R shareholders of the 20/20 Focus Fund shall receive Class A shares of the Focused Growth Fund.

The redemption policies for the Funds are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund’s Board from time to time. Refer to each Fund’s Prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class in certain other PGIM Investments mutual funds—including those of PIP 18, PIP 3 and PGIM Government Money Market Fund (a money market fund)—if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Focused Growth Fund for Class A shares of other funds in the PGIM Funds family, but you can’t exchange Class A shares for a different share class of another PGIM Fund.

In addition, Class R6 shares cannot be exchanged for Class R6 shares of the Prudential Day One Funds or the PGIM 60/40 Allocation Fund.

After an exchange, at redemption, any CDSC will be calculated from the date of the initial purchase, excluding any time that Class C shares were held in PGIM Government Money Market Fund. We may change the terms of any exchange privilege after giving you 60 days’ notice.

There is no sales charge for exchanges. However, if you exchange—and then sell—shares within the applicable CDSC period, you must still pay the applicable CDSC. At the time of exchange, CDSC liable shares and free shares move proportionally according to the percentage of total shares you are exchanging. If you have exchanged Class C shares into PGIM Government Money Market Fund, the time you hold the Class C shares in the money market fund will not be counted in calculating the required holding period for CDSC liability.

For investors in certain programs sponsored by financial intermediaries that offer shares of the Fund, or whose programs are available through financial intermediaries that offer shares of the Fund for mutual fund “wrap” or asset allocation programs or mutual fund “supermarket” programs, an exchange may be made from Class A to Class Z shares of the Fund in certain limited circumstances. Contact your program sponsor or financial intermediary with any questions.

Tax Information

Each Fund’s dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule*	20/20 Focus Fund	Focused Growth Fund
Dividends	Annually	Annually
Short-Term Capital Gains	Annually	Annually
Long-Term Capital Gains	Annually	Annually

*  Under certain circumstances, each Fund may make more than one distribution of long-term and/or short-term capital gains during a fiscal year.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the actual form of the Plan attached hereto as Exhibit A.

Closing

If the shareholders of the 20/20 Focus Fund approve the Plan, the Reorganization will take place after various conditions are satisfied by the Funds, including the preparation of certain documents. The Funds will determine a specific date for the actual Reorganization to take place. The date on which the Reorganization will occur is called the “closing date.” The closing date for the Reorganization is expected to occur in May 2021, if shareholders approve the Reorganization at the April 13, 2021 meeting. If the meeting is postponed or adjourned, the closing date may change. If shareholders of the 20/20 Focus Fund do not approve the Plan, the Reorganization will not take place and the Board of the 20/20 Focus Fund will consider alternative courses of action, as described above.

If the shareholders of the 20/20 Focus Fund approve the Plan, PIP 18 will deliver to the Focused Growth Fund all of the 20/20 Focus Fund’s assets and the Focused Growth Fund will assume all of the liabilities of the 20/20 Focus Fund on the closing date. PIP 3 will issue to the 20/20 Focus Fund shares of the Focused Growth Fund of a value equal to the dollar value of the net assets delivered to the Focused Growth Fund by the 20/20 Focus Fund. The 20/20 Focus Fund will then distribute to its shareholders of record as of the close of business on the closing date the Focused Growth Fund shares in the equivalent value and of the equivalent class as such shareholder holds in the 20/20 Focus Fund. The Focused Growth Fund currently does not offer Class R shares. As part of the Reorganization, Class R shareholders of the 20/20 Focus Fund shall receive Class A shares of the Focused Growth Fund. The 20/20 Focus Fund will subsequently terminate and dissolve and the Focused Growth Fund will be the surviving fund. The stock transfer books of the 20/20 Focus Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the 20/20 Focus Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, the 20/20 Focus Fund may amend the Plan without shareholder approval. The 20/20 Focus Fund may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of the 20/20 Focus Fund.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs (collectively, Reorganization costs) are further detailed below. The 20/20 Focus Fund will pay such expenses which are estimated to be approximately $367,000.

Estimated Reorganization Expenses

Printing, Processing and Mailing of Proxy Statements	$57,000
Solicitation Expenses	$232,000
Legal Expenses	$60,000
Audit Fees	$18,000
Total Estimated Reorganization Expenses	$367,000

As discussed above, if the Reorganization is approved, it is currently anticipated that a substantial portion (approximately 50% of the 20/20 Focus Fund’s portfolio securities if the Reorganization was implemented on November 30, 2020) of the portfolio securities of the 20/20 Focus Fund will be disposed of and the 20/20 Focus Fund repositioned prior to the Reorganization. Transaction costs associated with repositioning the 20/20 Focus Fund’s portfolio in connection with the Reorganization will be borne by the 20/20 Focus Fund before the Reorganization and are estimated to be $240,000 (or $0.004 per share of the 20/20 Focus Fund) based on the 20/20 Focus Fund’s holdings as of November 30, 2020. The Manager may utilize a transition manager to assist in the transition of the 20/20 Focus Fund prior to the Reorganization. The Manager does not expect the engagement of a transition manager to result in any additional expenses for the 20/20 Focus Fund.

Certain Federal Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for US federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund’s obligation to complete the Reorganization that the Fund will have received an opinion from Willkie Farr & Gallagher LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

•  The acquisition by the Focused Growth Fund of the assets of the 20/20 Focus Fund in exchange solely for voting shares of the Focused Growth Fund and the assumption by the Focused Growth Fund of the liabilities, if any, of the 20/20 Focus Fund, followed by the distribution of the Focused Growth Fund shares received by the 20/20 Focus Fund pro rata to its shareholders, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Focused Growth Fund and the 20/20 Focus Fund each will be deemed to be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•  No gain or loss will be recognized by the 20/20 Focus Fund upon the transfer of its assets to the Focused Growth Fund in exchange solely for voting shares of the Focused Growth Fund and the assumption by the Focused Growth Fund of the liabilities, if any, of the 20/20 Focus Fund. In addition, no gain or loss will be recognized by the 20/20 Focus Fund on the distribution of such shares to the shareholders of that Fund in liquidation of the 20/20 Focus Fund;

•  No gain or loss will be recognized by the Focused Growth Fund upon the acquisition of the assets of the 20/20 Focus Fund in exchange solely for voting shares of the Focused Growth Fund and the assumption of the liabilities, if any, of the 20/20 Focus Fund;

•  The shareholders of the 20/20 Focus Fund will not recognize gain or loss upon the exchange of all of their shares of the 20/20 Focus Fund solely for shares of the Focused Growth Fund, as described in this Prospectus/Proxy Statement and the Plan;

•  The Focused Growth Fund’s tax basis for the assets acquired from the 20/20 Focus Fund will be the same as the tax basis of such assets in the hands of the 20/20 Focus Fund immediately before the transfer, except for certain adjustments that may be required to be made solely as a result of the close of the 20/20 Focus Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the 20/20 Focus Fund, and the holding period of such assets acquired by the Focused Growth Fund will include the holding period of such assets when held by the 20/20 Focus Fund (except to the extent that the investment activities of the Focused Growth Fund reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of the 20/20 Focus Fund’s taxable year or on which gain was recognized on the transfer to the Focused Growth Fund);

•  The 20/20 Focus Fund shareholders’ tax basis for the shares of the Focused Growth Fund received by them pursuant to the reorganization will be equal, in the aggregate, to their tax basis in the 20/20 Focus Fund shares exchanged therefor;

•  The holding period of the Focused Growth Fund shares received by the shareholders of the 20/20 Focus Fund will include the holding period of the 20/20 Focus Fund shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange; and

•  The Focused Growth Fund will succeed to and take into account certain tax attributes of the 20/20 Focus Fund, such as earnings and profits.

Notwithstanding the foregoing, that opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset on which gain or loss is recognized upon the close of the taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or the courts. If the Reorganization is consummated but fails to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by the 20/20 Focus Fund to the Focused Growth Fund followed by a taxable liquidation of the 20/20 Focus Fund, and the shareholders of the 20/20 Focus Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the 20/20 Focus Fund and the fair market value of the shares of the Focused Growth Fund receive in exchange therefor.

The Funds do not have any capital loss carryovers.

Characteristics of PIP 3 Shares

PIP 3 is organized under the laws of the State of Delaware. PIP 3 presently consists of six series in addition to the Focused Growth Fund: PGIM QMA Global Tactical Allocation Fund, PGIM Real Assets Fund, PGIM Global Dynamic Bond Fund, PGIM QMA Large-Cap Value Fund, PGIM Strategic Bond Fund, and PGIM QMAW Systematic Absolute Return Fund. PIP 3 is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share, currently divided into six series.  Focused Growth Fund currently has four classes, designated Class A, Class C, and Class Z and Class R6 shares. Details are set forth above under “Comparison of Organizational Structure—Description of Shares and Organizational Structure—the Focused Growth Fund.”

Each class of shares represents an interest in the same assets of each PIP 3 Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class R6 shares and Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class C shares have a conversion feature and (5) Class R6 shares, Class R shares and Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with PIP 3’s Agreement and Declaration of Trust, the Board may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

Shares of each PIP 3 Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z and Class R6 shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class C shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund’s assets after all debt and expenses of the Fund have been paid. Since Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class R6 shareholders and Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

PIP 3 does not intend to hold annual meetings of shareholders unless otherwise required by law. PIP 3 will not be required to hold meetings of shareholders unless, for example, the election of Board Members is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of PIP 3’s outstanding shares entitled to vote for the purpose of voting on the removal of one or more Board Members. The shares of the Focused Growth Fund that will be distributed to shareholders of the 20/20 Focus Fund will have the same legal characteristics as the shares of the 20/20 Focus Fund with respect to such matters as assessability, conversion rights, and transferability.

Capitalization

The following table sets forth, as of August 31, 2020, the capitalization of shares of the Funds. The table also shows the unaudited pro forma capitalization of the Focused Growth Fund shares as adjusted to give effect to the proposed Reorganization. The capitalization of the Focused Growth Fund is likely to be different when the Plan is consummated.

Class A	20/20 Focus Fund	Focused Growth Fund	Pro Forma Adjustments*	Pro Forma Focused Growth Fund After Reorganization (unaudited)
Net assets	$789,425,747	$440,866,466	$50,344,304	$1,280,636,517
Total shares outstanding	43,149,230	18,446,176	(8,004,518)	53,590,888
Net asset value per share	$18.30	$23.90	$—	$23.90

Class C	20/20 Focus Fund	Focused Growth Fund	Pro Forma Adjustments*	Pro Forma Focused Growth Fund After Reorganization (unaudited)
Net assets	$41,110,874	$56,760,618	$(9,229)	$97,862,263
Total shares outstanding	3,481,608	3,071,442	(1,256,994)	5,296,056
Net asset value per share	$11.81	$18.48	$—	$18.48

Class R	20/20 Focus Fund	Focused Growth Fund	Pro Forma Adjustments*	Pro Forma Focused Growth Fund After Reorganization (unaudited)
Net assets	$50,532,868	$—	$(50,532,868)	$—
Total shares outstanding	2,943,542	—	(2,943,542)	—
Net asset value per share	$17.17	$—	$—	$—

Class Z	20/20 Focus Fund	Focused Growth Fund	Pro Forma Adjustments*	Pro Forma Focused Growth Fund After Reorganization (unaudited)
Net assets	$185,400,116	$500,816,020	$(41,621)	$686,174,515
Total shares outstanding	8,953,457	19,230,860	(1,833,637)	26,350,680
Net asset value per share	$20.71	$26.04	$—	$26.04

Class R6	20/20 Focus Fund	Focused Growth Fund	Pro Forma Adjustments*	Pro Forma Focused Growth Fund After Reorganization (unaudited)
Net assets	$2,609,392	$51,161,254	$—	$53,770,646
Total shares outstanding	124,734	1,965,206	(24,488)	2,065,452
Net asset value per share	$20.92	$26.03	$—	$26.03

*  The Focused Growth Fund does not offer Class R shares. Pursuant to the terms of the Reorganization, Class R shareholders of the 20/20 Focus Fund shall receive Class A shares of the Focused Growth Fund. Pro Forma adjustment includes transaction costs. Classes that are subject to expense caps reflect no adjustment.

VOTING INFORMATION

Required Vote

Only shareholders of record of the 20/20 Focus Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were [  ] shares of the 20/20 Focus Fund issued and outstanding.

The presence in person or by proxy of the holders of one-third of all the votes of the 20/20 Focus Fund entitled to be voted at the Meeting is required to constitute a quorum of the 20/20 Focus Fund at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present, the affirmative vote of the holders of a 1940 Act Majority is necessary to approve the Plan.

Each shareholder of the 20/20 Focus Fund will be entitled to one vote for each full share and a fractional vote for each fractional share of the 20/20 Focus Fund held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Under existing NYSE rules, brokers, banks and other nominees will not be entitled to vote the 20/20 Focus Fund’s shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a “broker non-vote.” The 20/20 Focus Fund will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any postponements or adjournment. Therefore, since approval of the Plan requires the affirmative vote of a 1940 Act Majority of the 20/20 Focus Fund outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against a postponement or adjournment.

In the event that sufficient votes to obtain a quorum have not been obtained by the 20/20 Focus Fund, the 20/20 Focus Fund may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. The 20/20 Focus Fund would only take such actions if the 20/20 Focus Fund believed that it would have sufficient shareholder votes to approve the proposal at the Meeting

. Therefore, shareholders who are against the proposal for the approval of the Plan should vote AGAINST the Plan or against postponement or adjournment since if such shareholders take no action they may be assisting in having the Plan approved.

Shareholders having more than one account in the 20/20 Focus Fund generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more postponements or adjournments of the Meeting to permit further solicitation of proxies.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  By phone.

•  Over the Internet.

•   By attending and voting at the virtual meeting.

•   To register, attend and vote at the Virtual Meeting, go to https://www.viewproxy.com/PGIMJennisonFocusFund/broadridgevsm and follow the instruction.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or postponement or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the 20/20 Focus Fund at the virtual meeting within a reasonable time prior to the Meeting, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the 20/20 Focus Fund. In addition, the 20/20 Focus Fund has engaged [Broadridge Financial Solutions, Inc. (“Broadridge”)], a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of Broadridge if the 20/20 Focus Fund has not yet received your vote. Broadridge may ask you for authority, by telephone, to permit Broadridge to execute your voting instructions on your behalf. Proxy solicitation costs are currently estimated to be approximately $232,000. The 20/20 Focus Fund will pay the costs of the Reorganization, which are approximately $367,000.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS
AND PORTFOLIO HOLDINGS

Portfolio Managers

Set out below is additional information with respect to the portfolio managers for each of the Funds. Unless noted otherwise, all information is provided as of each Fund’s most recent fiscal year end.

20/20 Focus Fund’s Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of 20/20 Focus Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The “Ownership of Fund Securities” column shows the dollar range of equity securities of the 20/20 Focus Fund beneficially owned by the portfolio manager.

20/20 Focus Fund

Information About Other Accounts Managed by the Portfolio Managers

Subadviser	Portfolio Managers	Registered Investment Companies/ Total Assets	Other Pooled Investment Vehicles/ Total Assets	Other Accounts*/ Total Assets	Investments and Other Financial Interests in the Fund and Similar Strategies**
Jennison Associates LLC	Joseph C. Esposito, CFA	7/$4,797,019	1/$216,154	1/$5,379	None
	Rebecca Irwin	15/$18,173,658	6/$2,888,703	10/$1,349,764	None
	Warren N. Koontz, Jr., CFA	7/$4,797,019	1/$216,154	1/$5,379	$100,001 - $500,000
	Natasha Kuhlkin, CFA	16/$49,501,357	10/$3,850,223	17/$1,594,808	None
	Kathleen A. McCarragher	20/$58,758,752 1/$7,284,807	6/$2,888,703	7/$881,898	None
	Spiros “Sig” Segalas	12/$47,656,616	2/$161,770	2/$641,634	Over $1,000,000

*  Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

**  Investments and Other Financial Interests in the Fund and Similar Strategies” include the Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. “Other Investment Accounts” in similar strategies includes other mutual funds, including Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. “Investments” include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) or other retirement plan. “Other Financial Interests” include an investment professional’s notional investments in the Fund through a deferred compensation plan for Jennison employees where such notional investments track the performance of the Fund and are subject to increase or decrease based on the annual performance of the Fund. The dollar ranges for each Portfolio Manager’s investment in the Fund, including certain notional investments in the Fund through a deferred compensation plan for Jennison employees, are as follows: Joseph C. Esposito, CFA: None; Rebecca Irwin: None; Warren N. Koontz, Jr.: $100,001-$500,000; Natasha Kuhlkin, CFA: None; Kathleen A. McCarragher: None; Spiros “Sig” Segalas: Over $1,000,000.

Focused Growth Fund’s Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of Focused Growth Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The “Ownership of Fund Securities” column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager.

Focused Growth Fund

Information About Other Accounts Managed by the Portfolio Managers

Subadviser	Portfolio Managers	Registered Investment Companies/ Total Assets	Other Pooled Investment Vehicles/ Total Assets	Other Accounts*/ Total Assets	Investments and Other Financial Interests in the Fund and Similar Strategies**
Jennison Associates LLC	Rebecca Irwin	15/$17,323,782,000	6/$2,833,506,000	11/$1,397,718,000	$500,001-$1,000,000
	Natasha Kuhlkin, CFA	16/$47,602,439,000	10/$3,728,943,000	18/$1,629,238,000	Over $1,000,000
	Kathleen A. McCarragher	20/$56,802,841,000 1/$7,277,244,000	6/$2,833,506,000	7/$860,718,000	Over $1,000,000
	Spiros “Sig” Segalas	12/$45,865,678,000	10/$3,850,223	2/$648,815,000	Over $1,000,000

*  Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

**  Investments and Other Financial Interests in the Fund and Similar Strategies” include the indicated Fund and all other investment accounts which are managed by, or have an individual portion or sleeve managed by, the same portfolio manager that utilize mandates, investment objectives or investment strategies that are similar to those of the Fund. Other Investment Accounts” in similar strategies includes other mutual funds, including PGIM mutual funds, insurance company separate accounts, and collective and commingled trusts. “Investments” include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) or other retirement plan. “Other Financial Interests” include an investment professional’s notional investments in the Fund through a deferred compensation plan for Jennison employees where such notional investments track the performance of the Fund and are subject to increase or decrease based on the annual performance of the Fund. The dollar ranges for each Portfolio Manager’s investment in the Fund are as follows: Rebecca Irwin: $500,001-$1,000,000; Natasha Kuhlkin: Over $1,000,000; Kathleen A. McCarragher: Over $1,000,000; Spiros “Sig” Segalas: Over $1,000,000.

20/20 Focus Fund & Focused Growth Fund

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. Set forth below, for each portfolio manager, is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of each Fund’s investments and investments in other accounts.

Jennison Associates LLC (Jennison)

COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus.  Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents the majority of an investment professional’s compensation.

Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.

The factors reviewed for the portfolio managers are listed below.

The quantitative factors reviewed for the portfolio managers may include:

•                                          One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.

•                                          The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

The qualitative factors reviewed for the portfolio managers may include:

•                                          The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;

•                                          Qualitative factors such as teamwork and responsiveness;

•                                          Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and

•                                          Historical and long-term business potential of the product strategies.

CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees.  This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another.  Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another.  Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

I.                                        Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short.  Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts.  For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies.  Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies.  The strategies that sell a security short held long by another strategy could lower the price for the security held long.  Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

II.                                   Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different.  Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction.  Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

III.                              Investments at different levels of an issuer’s capital structure:  To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.

IV.                               Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts.  Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts.  Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison.  When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account.  Jennison typically requests seed capital to start a track record for a new strategy or product.  Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product.  Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison.  Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

V.                                    Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis.  Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded.  The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.

VI.                               Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others.  The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

VII.                          Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation.  Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest.  These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments.  Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible.  Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy.  While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.

I.                                        Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly.  These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts and between wrap fee program sponsors.

II.                                   Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

III.                              Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.

IV.                               Jennison has adopted a code of ethics and policies relating to personal trading.

V.                                    Jennison has adopted a conflicts of interest policy and procedures.

VI.                               Jennison provides disclosure of these conflicts as described in its Form ADV brochure.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the table below sets forth each shareholder that owns of record more than 5% of any class of each Fund.

Fund	Beneficial Owner Name*	Address	Class	Shares / % Ownership
PGIM Jennison 20/20 Focus Fund	[ ]

PGIM Jennison Focused Growth Fund	[ ]

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the officers and Trustees of PIP 18, as a group, beneficially owned less than 1% of the outstanding voting shares of the 20/20 Focus Fund.

As of the Record Date, the officers and Trustees of PIP 3, as a group, beneficially owned less than 1% of the outstanding voting shares of the Focused Growth Fund.

ADDITIONAL INFORMATION

PIP 3 is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the Focused Growth Fund, a series of PIP 3, is contained in its prospectus dated May 1, 2020, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Focused Growth Fund is included in its SAI, dated May 1, 2020, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of the Focused Growth Fund's Annual Report to Shareholders for the fiscal year ended February 29, 2020 and its Semi-Annual Report for the fiscal period ended August 31, 2020 is enclosed herewith, and may also be obtained by calling 1-800-225-1852, or by writing to the Focused Growth Fund at 655 Broad Street, Newark, New Jersey 07102.

You can also obtain copies of these documents from the Securities and Exchange Commission as follows (the SEC charges a fee to copy documents):

• ELECTRONIC REQUEST - publicinfo@sec.gov

• VIA THE INTERNET - on the EDGAR Database at www.sec.gov

MISCELLANEOUS

Legal Matters

Certain matters of Delaware law relating to the validity of shares of the Focused Growth Fund to be issued pursuant to the Plan will be passed upon by Morris, Nichols, Arsht & Tunnell LLP, Delaware counsel to the Focused Growth Fund.

Independent Registered Public Accounting Firm

The audited financial statements of the 20/20 Focus Fund and the related report of KPMG LLP, independent registered public accounting firm, in the Annual Report of the 20/20 Focus Fund for the fiscal year ended November 30, 2019 (File No. 811-08587) and the unaudited semi-annual report of the 20/20 Focus Fund for the fiscal period ended May 31, 2020 (File No. 811-08587) are incorporated by reference into the Prospectus/Proxy Statement and SAI. KPMG LLP, 345 Park Avenue, New York, New York 10154, served as independent registered public accounting firm for the 20/20 Focused Fund for the fiscal year ended November 30, 2019. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017-6204, has been appointed to serve as the independent registered public accounting firm for the Fund for the fiscal year ending November 30, 2020.

The audited financial statements of the Focused Growth Fund and the related report of KPMG LLP, independent registered public accounting firm, in the Annual Report of the Focused Growth Fund for the fiscal year ended February 29, 2020 (File No. 811-09805) and the unaudited semi-annual report of the Focused Growth Fund for the fiscal period ended August 31, 2020 (File No. 811-09805), are incorporated by reference into the Prospectus/Proxy Statement and SAI.  KPMG LLP, 345 Park Avenue, New York, New York 10154, served as independent registered public accounting firm for the Focused Growth Fund for the fiscal year ended February 29, 2020. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017-6204, has been appointed to serve as the independent registered public accounting firm for the Fund for the fiscal year ending February 28, 2021.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the 20/20 Focus Fund, c/o PGIM Investments LLC, 655 Broad Street, 17th Floor, Newark, New Jersey 07102, attention: President, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

Neither PIP 18 nor PIP 3 is required to hold and will not ordinarily hold annual shareholders’ meetings in any year in which the election of Trustees is not required to be acted upon under the 1940 Act.

Pursuant to rules adopted by the SEC, a shareholder of either of the Funds may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the relevant Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

The Board of Trustees of PIP 18 intends to bring before the Meeting the matters set forth in the foregoing notice. The Trustees do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of PIP 18 by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached as Exhibit A).
B	Prospectus for the Focused Growth Fund, dated May 1, 2020 (enclosed).
C	The Focused Growth Fund’s Annual Report to Shareholders for the fiscal year ended February 29, 2020 (enclosed).
D	The Focused Growth Fund’s Semi-Annual Report to Shareholders for the fiscal period ended August 31, 2020 (enclosed).

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is made as of this       day of                  , 2021, by and between Prudential Investment Portfolios 18 (“PIP 18”), a statutory trust organized under the laws of Delaware with its principal place of business at 655 Broad Street, Newark, New Jersey 07102 on behalf of its series, PGIM Jennison 20/20 Focus Fund (the “Acquired Fund”), and Prudential Investment Portfolios 3, a statutory trust organized under the laws of Delaware (the “Acquiring Trust”), with its principal place of business at 655 Broad Street, Newark, New Jersey 07102 on behalf of its series PGIM Jennison Focused Growth Fund (the “Acquiring Fund”). Together, the Acquiring Fund and the Acquired Fund are sometimes referred to herein as the “Funds” and each a “Fund.”

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

The reorganization (hereinafter referred to as the “Reorganization”) will consist of (i) the acquisition by the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares, par value $0.001 per share, of the Acquiring Fund (as defined in Section 1(b) as the “Acquiring Fund Shares”); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by PIP 18, on behalf of the Acquired Fund, and by the Acquiring Trust, on behalf of the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund’s Liabilities, if any, and Liquidation and Dissolution of the Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, PIP 18, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Acquiring Trust, for the benefit of the Acquiring Fund, at the Closing all of the Acquired Fund’s then existing assets, and the Acquiring Fund shall assume all of the Acquired Fund’s liabilities. PIP 18, on behalf of the Acquired Fund, shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Acquiring Trust, on behalf of the Acquiring Fund, shall at the Closing deliver to PIP 18, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund (the “Acquiring Fund Shares”) determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund’s liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that PIP 18 agrees to utilize its best efforts to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Board of Trustees of PIP 18 shall dissolve the Acquired Fund and PIP 18, on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by PIP 18 on behalf of the Acquired Fund pursuant to this Section, with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and then PIP 18 shall take action to terminate the Acquired Fund. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Acquiring Trust shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of PIP 18 with respect to the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Trust’s transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Trust’s then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund’s assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the “Net Assets”) hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the “Valuation Time”) using the valuation procedures (the “Valuation Procedures”) set forth in PIP 18’s Agreement and Declaration of Trust (as defined in Section 4) and currently effective registration statement.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Acquiring Trust’s Charter (as defined in Section 5) and currently effective registration statement, which procedures are the Valuation Procedures referenced in the preceding paragraph.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the Valuation Procedures. The Funds utilize the same Valuation Procedures.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing (the “Closing Date”) shall be                  , 2021, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Acquiring Trust or at such other place as the parties may agree. PIP 18, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, the Acquired Fund’s Net Assets to be transferred to the account of the Acquiring Trust, for the benefit of the Acquiring Fund, at the Acquiring Trust’s Custodian, The Bank of New York Mellon. Also, PIP 18, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Trust, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary of PIP 18, for the benefit of the Acquired Fund, a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund’s account on the Closing Date, or shall provide evidence satisfactory to PIP 18, on behalf of the Acquired Fund, that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as PIP 18, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties by PIP 18, on behalf of the Acquired Fund, to the Acquiring Trust for the benefit of the Acquiring Fund.

PIP 18, on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Trust:

(a)  The Acquired Fund is a series of PIP 18, a statutory trust organized under the laws of the State of Delaware and validly existing under the laws of that jurisdiction and in good standing with the Secretary of State of the State of Delaware. PIP 18 is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”). The Acquired Fund has been duly established in accordance with the Agreement and Declaration of Trust of PIP 18 (the “Agreement and Declaration of Trust”).

[(b)  The financial statements appearing in the Acquired Fund’s Annual Report to Shareholders of the Acquired Fund for the fiscal year ended November 30, 2019 (copies of which have been furnished to the Acquiring Trust) have been audited by KPMG LLP, and fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with US generally accepted accounting principles applied on a consistent basis.

(c)  The unaudited financial statements appearing in the Acquired Fund’s Semi-Annual Report to Shareholders of the Acquired Fund for the period ended May 31, 2020 (copies of which have been furnished to the Acquiring Fund), fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with US generally accepted accounting principles.]

(d)  PIP 18 has the necessary statutory trust power and authority to conduct the Acquired Fund’s business as such business is now being conducted.

(e)  The Acquired Fund is not a party to or obligated under any provision of PIP 18’s Agreement and Declaration of Trust or bylaws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a “RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(h) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Trust, on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties by the Acquiring Trust, on behalf of the Acquiring Fund, to PIP 18 for the benefit of the Acquired Fund.

The Acquiring Trust, on behalf of the Acquiring Fund, makes the following representations and warranties to PIP 18:

(a)  The Acquiring Fund is a series of the Acquiring Trust, a statutory trust organized under the laws of the State of Delaware and validly existing under the laws of that jurisdiction and in good standing with the Secretary of State of the State of Delaware. The Acquiring Trust is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the Agreement and Declaration of Trust of the Acquiring Trust (the “Charter”) as a separate series of the Acquiring Trust.

(b)  The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the Acquiring Trust’s Charter and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefor or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The audited financial statements appearing in the Acquiring Fund’s Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended February 29, 2020 (copies of which were furnished to the Acquired Fund) audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with US generally accepted accounting principles applied on a consistent basis.

(e)  The unaudited financial statements appearing in the Acquiring Fund’s Semi-Annual Report to Shareholders of the Acquiring Fund for the period ended August 31, 2020 (copies of which were furnished to the Acquired Fund), fairly present the financial position of the Acquiring Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with US generally accepted accounting principles.

(f)  The Acquiring Trust has the necessary statutory trust power and authority to conduct the Acquiring Fund’s business as such business is now being conducted.

(g)  The Acquiring Fund is not a party to or obligated under any provision of the Acquiring Trust’s Charter or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by PIP 18, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by PIP 18, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund.

PIP 18, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, make the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Acquired Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Trustees of PIP 18 and the Board of Trustees of the Acquiring Trust and this Plan constitutes a valid and binding obligation enforceable against PIP 18 and the Acquiring Trust in accordance with its terms.

(f)  PIP 18 and the Acquiring Trust anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of PIP 18, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund.

(a)  PIP 18 intends to operate the business of the Acquired Fund as presently conducted between the date hereof and the Closing Date. The Acquiring Trust intends to operate the Acquiring Fund’s business as presently conducted between the date hereof and the Closing Date.

(b)  PIP 18 does not intend to acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund’s shareholders.

(c)  PIP 18 intends, if the reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  PIP 18 and the Acquiring Trust intend that, by the time of Closing, each Fund’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, PIP 18 intends to have available a copy of the shareholder ledger accounts, certified by the Acquired Fund’s transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  PIP 18 intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Acquiring Trust, on behalf of the Acquiring Fund, covenants to file with the US Securities and Exchange Commission (the “SEC”) a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the “Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, “Proxy Statement”), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  PIP 18 intends to call a meeting of shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  PIP 18, on behalf of the Acquired Fund, intends that it will, from time to time, as and when requested by the Acquiring Trust, for the benefit of the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Trust may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Acquiring Trust, on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Acquiring Trust, on behalf of the Acquiring Fund, intends that it will, from time to time, as and when requested by PIP 18, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as PIP 18 may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by PIP 18, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or equivalent officer of each of PIP 18 and the Acquiring Trust shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of PIP 18, on behalf of the Acquired Fund, and the Board of Trustees of the Acquiring Trust, on behalf of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either PIP 18’s or the Acquiring Trust’s knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any postponement or adjournment thereof.

(e)  That a distribution or distributions shall have been declared for the Acquired Fund, prior to the Closing Date, that, together with all previous distributions, shall have the effect of distributing to shareholders of the Acquired Fund all of its investment company taxable income and net capital gain for the period from the close of its last fiscal year to the Valuation Time and any such amount undistributed from any prior period.

(f)  PIP 18 shall have received on the Closing Date a favorable opinion from Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Acquiring Trust, dated as of the Closing Date, to the effect that:

(1)  The Acquiring Trust is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with requisite statutory trust power under its Charter and under the laws of the State of Delaware, to own all of its properties and assets and to carry on the business in each case as described in its current prospectus;

(2)  This Plan has been duly authorized and executed by the Acquiring Trust, on behalf of the Acquiring Fund, and, assuming delivery of the Plan by the Acquiring Trust, on behalf of the Acquiring Fund, and due authorization, execution and delivery of the Plan by PIP 18, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, enforceable against the Acquiring Trust in accordance with its terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights and remedies, as from time to time in effect, (B) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), (C) considerations of public policy or the effect of applicable law relating to fiduciary duties, (D) the implied contractual covenant of good faith and fair dealing and (E) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies, provided that such counsel may state that they express no opinion as to (i) any other document referenced or incorporated by reference in the Plan; (ii) any purported waiver or consent granted by the Acquiring Trust on behalf of the Acquiring Fund pursuant to the Plan except to the extent the Acquiring Trust on behalf of the Acquiring Fund, as applicable, may so waive or consent and has effectively so waived or consented in accordance with applicable law; (iii) the Plan against or with respect to any person or entity that is not a party thereto or (iv) the validity or enforceability of any provision regarding the choice of Delaware law to govern this Plan;

(3)  The Acquiring Fund Shares to be distributed to Acquired Fund shareholders under the Plan have been duly authorized and upon delivery, as contemplated by the Plan for the consideration stated in the Plan, they will be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund will have any pre-emptive rights under the Acquiring Trust’s Charter, its Bylaws and Delaware law to subscribe for or purchase such shares;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Acquiring Trust, on behalf of the Acquiring Fund, of its obligations hereunder will not, violate any provision of the Acquiring Trust’s (a) Agreement and Declaration of Trust, (b) the Management Agreement, (c) the Custodian Contract, (d) the Distribution Agreement, and (e) the Transfer Agency and Service Agreement,

each such document to refer to the version referenced in the Acquiring Trust’s currently effective registration statement, except where such violation would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any Delaware court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6) Based solely on a docket search, there is not in any Delaware court any judgment or litigation proceeding pending against the Acquiring Trust or the Acquiring Fund.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Trust.

(g)  The Acquiring Trust, for the benefit of the Acquiring Fund, shall have received on the Closing Date a favorable opinion from Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to PIP 18, dated as of the Closing Date, to the effect that:

(1)  PIP 18 is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with requisite statutory trust power under its Agreement and Declaration of Trust and under the laws of the State of Delaware, to own all of its properties and assets and to carry on the business of the Acquired Fund as described in the current prospectus of the Acquired Fund;

(2)  This Plan has been duly authorized and executed by PIP 18, on behalf of the Acquired Fund, and, assuming delivery of the Plan by PIP 18, on behalf of the Acquired Fund, and due authorization, execution and delivery of the Plan by the Acquiring Trust, on behalf of the Acquiring Fund, is a valid and legally binding obligation of PIP 18 on behalf of the Acquired Fund, enforceable against PIP 18 in accordance with its terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights and remedies, as from time to time in effect, (B) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), (C) considerations of public policy or the effect of applicable law relating to fiduciary duties, (D) the implied contractual covenant of good faith and fair dealing and (E) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies, provided that such counsel may state that they express no opinion as to (i) any other document referenced or incorporated by reference in the Plan; (ii) any purported waiver or consent granted by PIP 18 on behalf of the Acquired Fund pursuant to the Plan except to the extent PIP 18 on behalf of the Acquired Fund, as applicable, may so waive or consent and has effectively so waived or consented in accordance with applicable law; (iii) the Plan against or with respect to any person or entity that is not a party thereto or (iv) the validity or enforceability of any provision regarding the choice of Delaware law to govern this Plan;

(3)  The execution, delivery and performance of the Plan have been duly authorized by all necessary action on the part of PIP 18, on behalf of the Acquired Fund;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by PIP 18, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of (a) PIP 18’s Agreement and Declaration of Trust or by-laws, (b) the Management Agreement, (c) the Custodian Contract, (d) the Distribution Agreement, and (e) the Transfer Agency and Service Agreement, each such document to refer to the version referenced in PIP 18’s currently effective registration statement, except where such violation would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any Delaware court or governmental authority is required for the consummation by PIP 18, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion; and

(6)  Based solely on a docket search, there is not in any Delaware court any judgment or litigation proceeding pending against PIP 18 or the Acquired Fund.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of PIP 18 with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of PIP 18.

(h)  The Acquiring Trust with respect to the Acquiring Fund and PIP 18 with respect to the Acquired Fund shall have received, on or before the Closing Date, an opinion of Willkie Farr & Gallagher LLP, counsel to the Acquiring Trust, in form and substance satisfactory to the Acquiring Trust and PIP 18, substantially to the effect that, for federal income tax purposes:

(1)  The transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)  In accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, as provided for in the Plan;

(3)  In accordance with Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  In accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan, except for certain adjustments that may be required to be made solely as a result of the close of the Acquired Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Acquired Fund, regardless of whether such transfer would otherwise be a non-taxable transaction under the Code;

(6)  In accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  In accordance with Section 1223(1) of the Code, the holding period for the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund were held by such shareholder of the Acquired Fund as capital assets for federal income tax purposes;

(8)  In accordance with Section 1223(2) of the Code, the holding period of the Acquiring Fund with respect to each of the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which each of such assets were held by the Acquired Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of the Acquired Fund’s taxable year or on which gain was recognized on the transfer to the Acquiring Fund); and

(9)  Pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Trust and PIP 18 with regard to certain matters.

Notwithstanding the foregoing, that opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset on which gain or loss is recognized upon the close of the taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each of the Acquiring Trust and PIP 18 represents and warrants to the other that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by the Acquired Fund.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either PIP 18 or the Acquiring Trust by resolution of the Board of Trustees, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or the Acquired Fund, and none of PIP 18, the Acquired Fund, the Acquiring Trust or the Acquiring Fund, nor the directors/trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of PIP 18, the Acquired Fund, the Acquiring Trust, the Acquiring Fund, or any of their respective officers, directors/trustees, agents or shareholders, shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director/trustee, agent or shareholder of either Fund, PIP 18 or the Acquiring Trust against any liability to the entity for which that officer, director/trustee, agent or shareholder so acts or to any of the Acquired Fund’s or the Acquiring Fund’s shareholders to which that officer, director/trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of PIP 18, on behalf of the Acquired Fund, or the Board of Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless PIP 18, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of PIP 18 and the Acquiring Trust acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of PIP 18 and the Acquiring Trust hereunder, and in particular that none of the assets of either PIP 18 or the Acquiring Trust, other than the portfolio securities of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of PIP 18, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by PIP 18, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of PIP 18, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Acquiring Trust at 655 Broad Street, Newark, New Jersey 07102, Attention: Secretary; and to PIP 18 at 655 Broad Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Delaware, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, Prudential Investment Portfolios 18 on behalf of PGIM Jennison 20/20 Focus Fund, and Prudential Investment Portfolios 3 on behalf of PGIM Jennison Focused Growth Fund, have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

PRUDENTIAL INVESTMENT PORTFOLIOS 18, ON BEHALF OF PGIM JENNISON 20/20 FOCUS FUND

By:
Attest:	Name:
Title:

PRUDENTIAL INVESTMENT PORTFOLIOS 3, ON BEHALF OF PGIM JENNISON FOCUSED GROWTH FUND

By:
Attest:	Name:
Title:

Exhibit B

PROSPECTUS DATED MAY 1, 2020

The Prospectus for the Focused Growth Fund, dated May 1, 2020 is incorporated by reference into this Prospectus/ Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT FOR THE FISCAL YEAR ENDED FEBRUARY 29, 2020

The Annual Report to Shareholders for the Focused Growth Fund for the fiscal year ended February 29, 2020, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

Exhibit D

SEMI-ANNUAL REPORT FOR THE FISCAL PERIOD ENDED AUGUST 31, 2020

The Semi-Annual Report to Shareholders for the Focused Growth Fund for the fiscal period ended August 31, 2020 is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

D-1

TABLE OF CONTENTS

Proposal
Notice of Special Meeting of Shareholders
7	Prospectus/Proxy Statement
9	Summary
10	Reasons for the Reorganization
11	Fees and Expenses
12	Shareholder Fees and Operating Expenses
15	Expense Examples
16	Performance of the Funds
19	Comparison of Important Features
25	Federal Income Tax Considerations
25	Comparison of Organizational Structures
28	Management of the Funds
30	Distribution Plan
31	Valuation
32	Frequent Purchases and Redemptions of Fund Shares
33	Purchases, Redemptions, Exchanges and Distributions
34	Information About the Reorganization
34	Closing
34	Expenses Resulting from the Reorganization
35	Certain Federal Tax Consequences of the Reorganization
35	Characteristics of PIP 3 Shares
36	Capitalization
38	Voting Information
38	Required Vote
38	How to Vote
38	Revocation of Proxies
38	Solicitation of Voting Instructions
39	Additional Information About the Portfolio Managers and Portfolio Holdings
39	Portfolio Managers
40	Additional Information about the Portfolio Managers—Compensation and Conflicts of Interest
42	Principal Holders of Shares
42	Additional Information
42	Miscellaneous
43	Shareholder Proposals
43	Exhibits to Prospectus/Proxy Statement
A-1	Exhibit A—Form of Plan of Reorganization (attached)
B-1	Exhibit B—Prospectus dated May 1, 2020 (enclosed)
C-1	Exhibit C—Annual Report for the fiscal year ended February 29, 2020 (enclosed)
D-1	Exhibit D—Semi-Annual Report for the fiscal period ended August 31, 2020 (enclosed)

SUBJECT TO COMPLETION

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

FOR

PGIM JENNISON FOCUSED GROWTH FUND

Dated January 21, 2021

Acquisition of the Net Assets of

PGIM Jennison 20/20 Focus Fund, a series of Prudential Investment Portfolios 18

By and in exchange for shares of the

PGIM Jennison Focused Growth Fund, a series of Prudential Investment Portfolios 3

This Statement of Additional Information (“SAI”) relates specifically to the proposed delivery of substantially all of the assets of PGIM Jennison 20/20 Focus Fund (the “20/20 Focus Fund”), a series of Prudential Investment Portfolios 18 (“PIP 18”), and to the assumption of the liabilities of the 20/20 Focus Fund by PGIM Jennison Focused Growth Fund (the “Focused Growth Fund”), a series of Prudential Investment Portfolios 3 (“PIP 3”) in exchange for shares of the Focused Growth Fund (the “Reorganization”).

This SAI consists of this Cover Page and the Focused Growth Fund’s SAI dated May 1, 2020 (No. 333-95849) and pro forma financial information relating to the 20/20 Focus Fund and the Focused Growth Fund after giving effect to the proposed Reorganization.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated [January 21], 2021 relating to the above-referenced Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-225-1852 or by writing to the Focused Growth Fund at 655 Broad Street, Newark, NJ 07102.

The Securities and Exchange Commission (“SEC”) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of the 20/20 Focus Fund and the Focused Growth Fund, other materials incorporated by reference herein, and other information regarding the 20/20 Focus Fund, PIP 18, the Focused Growth Fund and PIP 3.

TABLE OF CONTENTS

Page
SAI Incorporation by Reference	S-2
Pro Forma Financial Information	F-1

S-1

SAI INCORPORATION BY REFERENCE

The SAI of the Focused Growth Fund (No. 333-95849), dated May 1, 2020, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

The Prospectus and SAI of the 20/20 Focus Fund, dated January 30, 2020 (No. 333-43491) are incorporated by reference herein. The Annual Report for the 20/20 Focus Fund for the fiscal year ended November 30, 2020 and the Semi-Annual Report for the 20/20 Focus Fund for the fiscal period ended May 31, 2020 are incorporated by reference herein to Form N-CSR filed on January 24, 2020 and Form-NCSRS filed on July 27, 2020, respectively.

S-2

PRO FORMA FINANCIAL INFORMATION

The Reorganization is intended to consolidate the 20/20 Focus Fund into the Focused Growth Fund. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.” The unaudited pro forma information set forth below for the 12-month period ended August 31, 2020 is intended to present ratios and supplemental data as if the Reorganization had been consummated at September 1, 2019.  Such unaudited pro forma information should be read in conjunction with the 20/20 Focus Fund’s Annual Report to Shareholders dated November 30, 2019 and the 20/20 Focus Fund’s Semi-Annual Report to Shareholders dated May 31, 2020 as well as the Focused Growth Fund’s Annual Report to Shareholders dated February 29, 2020 and the Focused Growth Fund’s Semi-Annual Report to Shareholders dated August 31, 2020, which are on file with the SEC and are available at no charge.

For the 12-months ended August 31, 2020 the average daily net assets of the 20/20 Focus Fund were approximately $932 million, and the average daily net assets of the Focused Growth Fund were approximately $723 million. The pro forma average daily net assets of the Combined Fund for the 12-months ended August 31, 2020 would have been approximately $1.7 billion

The 20/20 Focus Fund and the Focused Growth Fund are both managed by PGIM Investments (“PGIM”). The subadviser for both Funds is Jennison Associates LLC (“Jennison”), a wholly-owned subsidiary of Prudential Financial Inc. (“Prudential”).

The Funds have the same custodian, transfer agent and shareholder servicing agent, sub-transfer agent, and independent registered accounting firm. Each of these service providers has entered into an agreement with the Fund or PGIM, as the case may be, on behalf of the Fund, which governs the provision of services to the Fund. Such agreements contain the same terms with respect to the Funds.

The contractual investment management fee rates for the 20/20 Focus Fund and the Focused Growth Fund are set forth below:

PGIM Jennison 20/20 Focus Fund

0.75% to $1 billion of average daily net assets;

0.70% over $1 billion of average daily net assets

PGIM Jennison Focused Growth Fund

0.67% up to $1 billion of average daily net assets;

0.65% from $1 billion to $3 billion of average daily net assets;

0.63% from $3 billion to $5 billion of average daily net assets;

0.62% from $5 billion to $10 billion of average daily net assets;

0.61% over $10 billion of average daily net assets

Assuming the Reorganization occurred on September 1, 2019 and based on the fee arrangements in place on that date:

	20/20 Focus Fund (1)		Focused Growth Fund (3)(5)		Combined Fund (3)(5)(6)(9)
Class A	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$5,046,577	0.75%	$2,108,485	0.67%	$6,843,189	0.66%
Distribution and/or Service Fees (l2b-l Fees)	$2,052,377	0.30%	$960,326	0.30%	$3,100,745	0.30%
Other Expenses	$1,129,934	0.17%	$692,136	0.22%	$1,700,082	0.17%
Total Annual Operating Expenses	$8,228,888	1.22%	$3,760,947	1.19%	$11,644,016	1.13%
Fee Waiver and/or Expense Reimbursement	—	—%	-298,355	-0.09%	-791,408	-0.08%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$8,228,888	1.22%	$3,462,592	1.10%	$10,852,608	1.05%

	20/20 Focus Fund (1)		Focused Growth Fund (3)		Combined Fund (3)(6)(9)
Class C	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$350,318	0.75%	$284,829	0.67%	$590,643	0.66%
Distribution and/or Service Fees (l2b-l Fees)	$467,676	1.00%	$425,413	1.00%	$892,095	1.00%
Other Expenses	$73,870	0.16%	$63,283	0.15%	$106,579	0.12%
Total Annual Operating Expenses	$891,864	1.91%	$773,525	1.82%	$1,589,317	1.78%
Fee Waiver and/or Expense Reimbursement	—	—	-18,090	-0.04%	-13,153	-0.01%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$891,864	1.91%	$755,435	1.78%	$1,576,164	1.77%

	20/20 Focus Fund (1)(2)(7)		Focused Growth Fund (8)		Combined Fund (3)(6)(8)
Class R	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$344,458	0.75%	—	—	$		%
Distribution and/or Service Fees (l2b-l Fees)	$344,857	0.75%	—	—	$		%
Other Expenses	$98,888	0.22%	—	—	$		%
Total Annual Operating Expenses	$788,203	1.72%	—	—	$		%
Fee Waiver and/or Expense Reimbursement	-114,952	-0.25%	—	—			%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$673,251	1.47%	—	—	$		%

	20/20 Focus Fund (1)		Focused Growth Fund (3)(4)		Combined Fund (3)(4)(6)
Class Z	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$1,231,859	0.75%	$2,281,481	0.67%	$3,340,791	0.66%
Distribution and/or Service Fees (l2b-l Fees)	—	—	—	—	—	—
Other Expenses	$228,004	0.14%	$517,497	0.15%	$631,935	0.13%
Total Annual Operating Expenses	$1,459,863	0.89%	$2,798,978	0.82%	$3,972,726	0.79%
Fee Waiver and/or Expense Reimbursement	—	—	-243,985	-0.07%	-188,327	-0.04%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$1,459,863	0.89%	$2,554,993	0.75%	$3,784,399	0.75%

	20/20 Focus Fund (1)(7)		Focused Growth Fund (3)(4)		Combined Fund (3)(4)(6)
Class R6	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$13,499	0.75%	$172,825	0.67%	$182,579	0.66%
Distribution and/or Service Fees (l2b-l Fees)	—	—	—	—	—	—
Other Expenses	$13,020	0.72%	$24,431	0.10%	$20,080	0.08%
Total Annual Operating Expenses	$26,519	1.47%	$197,256	0.77%	$202,659	0.74%
Fee Waiver and/or Expense Reimbursement	-11,391	-0.63%	-24,171	-0.10%	-17,897	-0.07%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$15,128	0.84%	$173,085	0.67%	$184,762	0.67%

(1)   Based on the average daily net assets of $932 million for the 20/20 Focus Fund for the 12-month period ended August 31, 2020.

(2)   The distributor of the 20/20 Focus Fund has contractually agreed through March 31, 2021 to reduce its distribution and service (12b-1) fees for Class R shares to 0.50% of the average daily net assets of the Class R shares. This waiver may not be terminated prior to March 31, 2021 without the prior approval of the Fund’s Board of Trustees.

(3)   The contractual management fee for the Focused Growth Fund is 0.67% up to $1 billion of average daily net assets; 0.65% from $1 billion to $3 billion of average daily net assets; 0.63% from $3 billion to $5 billion of average daily net assets; 0.62% from $5 billion to $10 billion of average daily net assets; 0.61% over $10 billion of average daily net assets. The same contractual management fee rates will apply to the Combined Fund.

(4)   Based on the average daily net assets of $723 million for the Focused Growth Fund for the 12-month period ended August 31 ,2020. The Manager of the Focused Growth Fund has contractually agreed, through June 30, 2022, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.75% of average daily net assets for Class Z shares, and 0.67% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to June 30, 2022 without the prior approval of the Fund’s Board of Trustees.

(5)   The distributor of the Focused Growth Fund has contractually agreed until June 30, 2022 to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of the average daily net assets of the Class A shares. This waiver may not be terminated prior to June 30, 2022 without prior approval of the Fund’s Board of Trustees.

(6)   The estimated fees and expenses of the Combined Fund (Pro Forma Surviving) are based in part on assumed average daily net assets of $1.7 billion (i.e., the average daily net assets for the Combined Fund for the 12-month period ended August 31, 2020.

(7) The Manager of the 20/20 Focus Fund has contractually agreed, through March 31, 2021 to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the Total Annual Fund Operating Expenses to exceed 0.84% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This expense limitation may not be terminated prior to March 31, 2021 without the prior approval of the Fund’s Board of Trustees.

(8)   The Focused Growth Fund does not offer Class R shares and the pro forma expenses above for the Focused Growth Fund relate to Class A shares.  Class R shareholders of the 20/20 Focus Fund shall receive Class A shares of the Focused Growth Fund.

(9)   Contingent upon shareholder approval of and the consummation of the proposed Reorganization, PGIM Investments has contractually agreed to limit net annual operating expenses of the Focused Growth Fund effective the date of the closing of the Reorganization through June 30, 2022 (exclusive of interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales to 1.05% of average daily net assets for Class A shares and 1.78% of average daily net assets for Class C shares.

Prudential Investment Management Services LLC (“PIMS”) serves as the distributor of each Fund, including the 20/20 Focus Fund and the Focused Growth Fund. PIMS is a wholly-owned subsidiary of Prudential Financial, Inc. For the 12-month period ended August 31, 2020, the 12b-1 fee paid by the 20/20 Focus Fund to PIMS was 0.30% of the average daily net assets for the Class A shares of the 20/20 Focus Fund, 1.00% of the average daily net assets for the Class C shares of the 20/20 Focus Fund, and 0.50 % of the average daily net assets for the Class R shares of the 20/20 Focus Fund (0.75% less a contractual waiver of 0.25%). For the 12-month period ended August 31, 2020, the 12b-1 fee paid by the Focused Growth Fund to PIMS was 0.25% of the average daily net assets for the Class A shares of the Focused Growth Fund (0.30% less a contractual waiver of 0.05%) and 1.00% of the average daily net assets for the Class C shares of the Focused Growth Fund.  The distribution and service (12b-1) fee paid by the Funds to PIMS is intended to compensate PIMS and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of the Funds’ prospectuses and statements of additional information, and other required regulatory documents, responding to shareholder questions and inquiries relating to the Funds, and related functions and services. In addition, pursuant to the 12b-1 Plan, the fee is intended to compensate PIMS and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the Funds.

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities, or compliance with Subchapter M of the Internal Revenue Code.  The performance history of the 20/20 Focus Fund will terminate upon the completion of the Reorganization.

The Reorganization should be tax-free for U.S. federal income tax purposes. This means that no gain or loss should be recognized by the 20/20 Focus Fund or its shareholders as a result of the completion of the Reorganization. However, gain or loss will be recognized on any related sale of the 20/20 Focus Fund’s holdings. The aggregate tax basis of Focused Growth Fund shares received by the shareholders of the 20/20 Focus Fund in connection with the Reorganization will be the same as the aggregate tax basis of the 20/20 Focus Fund shares held immediately before the Reorganization.

If the Reorganization is approved by shareholders of the 20/20 Focus Fund, it is currently anticipated that a substantial portion (approximately 50% of the 20/20 Focus Fund’s portfolio securities if the Reorganization was implemented on November 30, 2020) of the portfolio securities of the 20/20 Focus Fund will be sold and new securities will be purchased prior to and solely and directly related to the Reorganization. As of the date of this Prospectus/Proxy Statement, if approximately 50% of the 20/20 Focus Fund’s investments had been sold as of November 30, 2020 due to the Reorganization, the 20/20 Focus Fund would have realized capital gains of approximately $2.61 per share (comprised of both short term and long term capital gains), approximately 13.93% of the net asset value of the 20/20 Focus Fund. Any capital gains realized by the 20/20 Focus Fund prior to the closing date of the Reorganization will be distributed to shareholders of the 20/20 Focus Fund prior to the closing date of the Reorganization. Shareholders of the 20/20 Focus Fund who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution. The portion of the portfolio securities to be sold and the transaction costs and tax consequences related to those sales are estimates based on, among other things, historical data, current market conditions and the Funds’ ability to use available carryovers, and are subject to change. The 20/20 Focus Fund may sell certain securities as part of the transition to more closely align its portfolio with that of the Focused Growth Fund. As of November 30, 2020, it is anticipated that transaction costs of approximately $240,000 (or $0.004 per share of the 20/20 Focus Fund) will be incurred by the 20/20 Focus Fund and its shareholders to reposition its portfolio in connection with the Reorganization.

All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing for this prospectus and proxy statement and related materials, will be paid by the 20/20 Focus Fund.

PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Del. Code Ann. title 12 sec. 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article VII, Section 2 of the Agreement and Declaration of Trust (Exhibit (a)(1) to Registration Statement) states that (1) the Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer or both, and against any amount incurred in settlement thereof and (2) all persons extending credit to, contracting with or having any claim against the Registrant shall look only to the assets of the appropriate Series (or if no Series has yet been established, only to the assets of the Registrant). Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively “disabling conduct”). In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Agreement and Declaration of Trust, that the officer or trustee did not engage in disabling conduct. In addition, Article XI of Registrant’s By-Laws (Exhibit (b) to the Registration Statement) provides that the Registrant shall indemnify present and former trustees, officers, employees or other agents of Registrant against judgments, fines, settlements and expenses and may advance expenses to such parties to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), the Distributors of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(3) to the Registration Statement) limit the liability of PGIM Investments LLC (formerly known as Prudential Investments LLC) and Jennison Associates LLC, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws, Declaration of Trust and the Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one’s office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Under its Declaration of Trust, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff’s position on Section 17(h) advances will be limited in the following respect:

(1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

(2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

(3) Such promise must be secured by a surety bond or other suitable insurance; and

(4) Such surety bond or other insurance must be paid for by the recipient of such advance.

ITEM 16. EXHIBITS

(1)(a)  Agreement and Declaration of Trust. Incorporated by reference to Registrant’s registration statement on Form N-1A filed via EDGAR on February 1, 2000 (File No. 333-95849).

(1)(b) Certificate of Trust. Incorporated by reference to Registrant’s registration statement on Form N-1A filed via EDGAR on February 1, 2000 (File No. 333-95849).

(1)(c) Amendment to Certificate of Trust dated September 4, 2001. Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s registration statement on Form N-1A filed via EDGAR on February 20, 2002 (File No. 333-95849).

(1)(d) Amendment to Certificate of Trust dated May 29, 2008. Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s registration statement on Form N-1A filed via EDGAR on May 29, 2008 (File no. 333-95849).

(1)(e) Amendment to Certificate of Trust dated February 3, 2010. Incorporated by reference to Post-Effective Amendment No. 21 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 23, 2010 (File No. 333-95849).

(1)(f) Articles of Association of Prudential Real Assets Subsidiary Ltd (now known as PGIM Real Assets Subsidiary, Ltd.). Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s registration statement on Form N-1A filed via EDGAR on September 27, 2010 (File No. 333-95849).

(1)(g)  Articles of Association of Prudential Global Tactical Allocation Subsidiary Ltd. (now known as PGIM Global Tactical Allocation Subsidiary Ltd.). Incorporated by reference to Post-Effective Amendment No. 48 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 20, 2015 (File No. 333-95849).

(1)(h)(i)  By-laws. Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s registration statement on Form N-1A filed via EDGAR on March 27, 2000 (File No. 333-95849).

(1)(h)(ii) In response to this item, Registrant incorporates by reference the following provisions of its Agreement and Declaration of Trust and By-Laws, Incorporated by reference to Post-Effective Amendment No. 48 to Registrant’s registration statement on Form N-1A filed on April 20, 2015 (File No. 333-95849) as Exhibit (a)(3) and Exhibit (b), respectively, defining the rights of Registrant’s shareholders: Articles III and V of the Agreement and Declaration of Trust and Article III of the By-Laws.

(2) Not applicable.

(3) Not applicable.

(4) Form of Plan of Reorganization for the reorganization on behalf of PGIM Jennison 20/20 Focus Fund, a series of Prudential Investment Portfolios 18 and PGIM Jennison Focused Growth Fund, a series of Prudential Investment Portfolios 3. Filed herewith as Exhibit A to the combined Prospectus and Proxy Statement contained within this Registration Statement on Form N-14.

(5) Not applicable.

(6)(a) Management Agreement between Registrant and Prudential Investments LLC (PI, now known as PGIM Investments LLC) with respect to Strategic Partners Focused Growth Fund (now known as PGIM Jennison Focused Growth Fund). Incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 30, 2004 (File No. 333-95849).

(6)(b) Amendment to Management Agreement between the Registrant and PGIM Investments LLC with respect to PGIM Jennison Focused Growth Fund. Incorporated by reference to Post-Effective Amendment No. 73 to the Registrant’s registration statement on Form N-1A filed via EDGAR on January 29, 2019 (File No. 333-95849).

(6)(c) Sub-Management Agreement between PI (now known as PGIM Investments LLC) and Prudential Investment Management, Inc. (PIM) (now known as PGIM, Inc.) with respect to the Prudential Jennison Select Growth Fund (now known as PGIM Jennison Focused Growth Fund). Incorporated by reference to Post-Effective Amendment No. 1 to Registrant’s registration statement on Form N-1A filed via EDGAR on July 21, 2000 (File No. 333-95849).

(6)(d)  Amendment to Sub-Management Agreement between PI (now known as PGIM Investments LLC) and PIM (now known as PGIM, Inc.) with respect to the Prudential Jennison Focused Growth Fund (now known as PGIM Jennison Focused Growth Fund). Incorporated by reference to Post-Effective Amendment No. 16 to Registrant’s registration statement on Form N-1A filed via EDGAR on June 4, 2007 (File No. 333-95849).

(6)(e) Expense cap for PGIM Jennison Focused Growth Fund. Filed herewith.

(6)(f)  Subadvisory Agreement between PIM (now known as PGIM, Inc.) and Jennison Associates LLC (Jennison) with respect to the Prudential Jennison Focused Growth Fund. Incorporated by reference to Post-Effective Amendment No. 6 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 27, 2001 (File No. 333-95849).

(6)(g)  Amendment to Subadvisory Agreement between PGIM Investments LLC and Jennison with respect to PGIM Jennison Focused Growth Fund. Incorporated by reference to Post-Effective Amendment No. 73 to the Registrant’s registration statement on Form N-1A filed via EDGAR on January 29, 2019 (File No. 333-95849).

(6)(h)  Management Agreement between Registrant and PI (now known as PGIM Investments LLC) with respect to Dryden Strategic Value Fund (now known as PGIM QMA Large-Cap Value Fund) dated September 19, 2005. Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s registration statement on Form N-1A filed via EDGAR on May 31, 2006 (File No. 333-95849).

(6)(i) Expense cap for PGIM QMA Large-Cap Value Fund. Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s registration statement on Form N-1A filed via EDGAR on April 29, 2020 (File No. 333-95849).

(6)(j) Subadvisory Agreement between PI (now known as PGIM Investments LLC) and Quantitative Management Associates LLC (now known as QMA LLC) with respect to the Prudential Strategic Value Fund (now known as PGIM QMA Large-Cap Value Fund) dated September 14, 2005. Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s registration statement on Form N-1A filed via EDGAR on May 31, 2006 (File No. 333-95849).

(6)(k) Management Agreement between Registrant and PI (now known as PGIM Investments LLC) with respect to Prudential Real Assets Fund (now known as PGIM Real Assets Fund). Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s registration statement on Form N-1A filed via EDGAR on September 27, 2010 (File No. 333-95849).

(6)(k)(i)  Amendment to Management Agreement between Registrant and PI (now known as PGIM Investments LLC) with respect to Prudential Real Assets Fund. Incorporated by reference to Post-Effective Amendment No. 66 to Registrant’s registration statement on Form N-1A filed via EDGAR on December 27, 2017 (File No. 333-95849).

(6)(k)(ii) Expense Cap for PGIM Real Assets Fund. Incorporated by reference to Post-Effective Amendment No. 82 to Registrant’s registration statement on Form N-1A filed via EDGAR on February 6, 2020 (File No. 333-95849).

(6)(l) Subadvisory Agreement between PI (now known as PGIM Investments LLC) and QMA with respect to the Prudential Real Assets Fund. Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s registration statement on Form N-1A filed via EDGAR on September 27, 2010 (File No. 333-95849).

(6)(l)(i) Amendment to Subadvisory Agreement between PI (now known as PGIM Investments LLC) and QMA with respect to the Prudential Real Assets Fund. Incorporated by reference to Post-Effective Amendment No. 70 to the Registrant’s registration statement on Form N-1A filed via EDGAR on April 26, 2018 (File No. 333-95849).

(6)(m) Subadvisory Agreement between PI (now known as PGIM Investments LLC) and PIM (now known as PGIM, Inc.) with respect to the Prudential Real Assets Fund. Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s registration statement on Form N-1A filed via EDGAR on September 27, 2010 (File No. 333-95849).

(6)(n) Management Agreement between PI (now known as PGIM Investments LLC) and the Prudential Real Assets Subsidiary, Ltd. Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s registration statement on Form N-1A Filed via EDGAR on September 27, 2010 (File No. 333-95849).

(6)(n)(i) Amendment to Management Agreement between PI (now known as PGIM Investments LLC) and the Prudential Real Assets Subsidiary, Ltd. Incorporated by reference to Post-Effective Amendment No. 66 to Registrant’s registration statement on Form N-1A filed via EDGAR on December 27, 2017 (File No. 333-95849).

(6)(o) Subadvisory Agreement between PI (now known as PGIM Investments LLC) and QMA with respect to the Prudential Real Assets Subsidiary Ltd. Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s registration statement on Form N-1A Filed via EDGAR on September 27, 2010 (File No. 333-95849).

(6)(p) Management Agreement between Registrant and PI (now known as PGIM Investments LLC) with respect to the Prudential Global Tactical Allocation Fund (now known as PGIM QMA Global Tactical Allocation Fund). Incorporated by reference to Post-Effective Amendment No. 48 to Registrant’s registration statement on Form N-1A Filed via EDGAR on April 20, 2015 (File No. 333-95849).

(6)(p)(i) Amendment to Management Agreement between Registrant and PI on behalf of PGIM QMA Global Tactical Allocation Fund. Incorporated by reference to Post-Effective Amendment No. 73 to the Registrant’s registration statement on Form N-1A filed via EDGAR on January 29, 2019 (File No. 333-95849).

(6)(q) Expense cap for the PGIM QMA Global Tactical Allocation Fund. Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s registration statement on Form N-1A filed via EDGAR on April 29, 2020 (File No. 333-95849)

(6)(r)  Subadvisory Agreement between PI (now known as PGIM Investments LLC) and QMA with respect to the Prudential Global Tactical Allocation Fund. Incorporated by reference to Post-Effective Amendment No. 48 to Registrant’s registration statement on Form N-1A Filed via EDGAR on April 20, 2015 (File No. 333-95849).

(6)(r)(i) Amendment to Subadvisory Agreement between PI and QMA with respect to the PGIM QMA Global Tactical Allocation Fund. Incorporated by reference to Post-Effective Amendment No. 73 to the Registrant’s registration statement on Form N-1A filed via EDGAR on January 29, 2019 (File No. 333-95849).

(6)(s) Management Agreement between PI (now known as PGIM Investments LLC) and the Prudential Global Tactical Allocation Subsidiary, Ltd. Incorporated by reference to Post-Effective Amendment No. 48 to Registrant’s registration statement on Form N-1A Filed via EDGAR on April 20, 2015 (File No. 333-95849).

(6)(s)(i) Amendment to Management Agreement between PI and PGIM Global Tactical Allocation Subsidiary, Ltd. Incorporated by reference to Post-Effective Amendment No. 73 to the Registrant’s registration statement on Form N-1A filed via EDGAR on January 29, 2019 (File No. 333-95849).

(6)(t) Subadvisory Agreement between PI (now known as PGIM Investments LLC) and QMA with respect to the Prudential Global Tactical Allocation Subsidiary Ltd. Incorporated by reference to Post-Effective Amendment No. 48 to Registrant’s registration statement on Form N-1A Filed via EDGAR on April 20, 2015 (File No. 333-95849).

(6)(t)(i) Amendment to Subadvisory Agreement between PI and QMA with respect to the PGIM Global Tactical Alleviation Subsidiary, Ltd. Incorporated by reference to Post-Effective Amendment No. 73 to the Registrant’s registration statement on Form N-1A filed via EDGAR on January 29, 2019 (File No. 333-95849).

(6)(u) Management Agreement between Registrant and PI (now known as PGIM Investments LLC) with respect to the Prudential Unconstrained Bond Fund (now known as PGIM Strategic Bond Fund). Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s registration statement on Form N-1A Filed via EDGAR on July 9, 2015 (File No. 333-95849).

(6)(u)(i) Amendment to the Management Agreement between Registrant and PGIM Investments LLC with respect to the PGIM Strategic Bond Fund. Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s registration statement on Form N-1A filed via EDGAR on April 29, 2020 (File No. 333-95849).

(6)(v) Expense cap for the PGIM Strategic Bond Fund. Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s registration statement on Form N-1A filed via EDGAR on April 29, 2020 (File No. 333-95849).

(6)(w)  Subadvisory Agreement between PI (now known as PGIM Investments LLC) and PIM (now known as PGIM, Inc.) with respect to the Prudential Unconstrained Bond Fund. Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s registration statement on Form N-1A Filed via EDGAR on July 9, 2015 (File No. 333-95849).

(6)(w)(i) Amendment to the Subadvisory Agreement between PI (now known as PGIM Investments LLC) and PIM (now known as PGIM, Inc.) with respect to the Prudential Unconstrained Bond Fund. Incorporated by reference to Post-Effective Amendment No. 70 to the Registrant’s registration statement on Form N-1A filed via EDGAR on April 26, 2018 (File No. 333-95849).

(6)(x) Form of Sub-Subadvisory Agreement between PIM (now known as PGIM, Inc.) and Pramerica Investment Management Ltd. (PIML) (now known as PGIM Limited) with respect to the Prudential Unconstrained Bond Fund. Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s registration statement on Form N-1A Filed via EDGAR on July 9, 2015 (File No. 333-95849).

(6)(y) Management Agreement between Registrant and PI (now known as PGIM Investments LLC) with respect to the Prudential Global Absolute Return Bond Fund (now known as PGIM Global Dynamic Bond Fund). Incorporated by reference to Post-Effective Amendment No. 55 to Registrant’s registration statement on Form N-1A Filed via EDGAR on November 2, 2015 (File No. 333-95849).

(6)(y)(i)  Amendment to the Management Agreement between Registrant and PI (now known as PGIM Investments LLC) with respect to the Prudential Global Absolute Return Bond Fund. Incorporated by reference to Post-Effective Amendment No. 70 to the Registrant’s registration statement on Form N-1A filed via EDGAR on April 26, 2018 (File No. 333-95849).

(6)(z)  Subadvisory Agreement between PI (now known as PGIM Investments LLC) and PIM (now known as PGIM, Inc.) with respect to the Prudential Global Absolute Return Bond Fund. Incorporated by reference to Post-Effective Amendment No. 55 to Registrant’s registration statement on Form N-1A Filed via EDGAR on November 2, 2015 (File No. 333-95849).

(6)(z)(i)  Amendment to the Subadvisory Agreement between PI (now known as PGIM Investments LLC) and PIM (now known as PGIM, Inc.) with respect to the Prudential Global Absolute Return Bond Fund. Incorporated by reference to Post-Effective Amendment No. 70 to the Registrant’s registration statement on Form N-1A filed via EDGAR on April 26, 2018 (File No. 333-95849).

(6)(z)(ii) Expense cap for PGIM Global Dynamic Bond Fund. Incorporated by reference to Post-Effective Amendment No. 81 to the Registrant’s registration statement on Form N-1A filed via EDGAR on January 30, 2020 (File No. 333-95849).

(6)(z)(iii)  Sub-Subadvisory Agreement between PIM (now known as PGIM, Inc.) and Pramerica Investment Management Ltd. (PIML) (now known as PGIM, Limited). with respect to the Prudential Global Absolute Return Bond Fund. Incorporated by reference to Post-Effective Amendment No. 55 to Registrant’s registration statement on Form N-1A Filed via EDGAR on November 2, 2015 (File No. 333-95849).

(7)(a) Second Amended and Restated Distribution Agreement between Prudential Investments Mutual Funds and the Target Mutual Funds and Prudential Investment Management Services LLC (PIIMS) dated September 22, 2016.  Incorporated by reference to Prudential Investment Portfolios 5 Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A Filed via EDGAR on September 22, 2016 (File No. 09439).

(7)(b) Dealer Agreement. Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s registration statement on Form N-1A Filed via EDGAR on March 27, 2000 (File No. 333-95849).

(8) Not applicable.

(9)(a) Custodian Contract between Registrant and The Bank of New York (BNY) dated November 7, 2002. Incorporated by reference to Post-Effective Amendment No. 9 to Registrant’s registration statement on Form N-1A Filed via EDGAR on April 30, 2003 (File No. 333-95849).

(9)(b) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to the Dryden Tax-Managed Funds (now known as Prudential Investment Portfolios 9) Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 333-66895) Filed via EDGAR on December 30, 2005.

(9)(c) Amendment dated June 30, 2009 to Custodian Agreement dated November 7, 2002 between the Registrant and BNY. Incorporated by reference to the Prudential Investment Portfolios 4 Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A Filed via EDGAR on April 12, 2010 (File No. 33-10649).

(9)(d) Amendment dated December 21, 2010 to Custodian Agreement between the Registrant and BNY dated November 7, 2002. Incorporated by reference to Prudential World Fund, Inc. Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (File No. 2-89725) Filed via EDGAR on January 11, 2011.

(9)(e)  Amendment to Custodian Agreement between the Registrant and BNY, relating to the Prudential Global Tactical Allocation Fund. Incorporated by reference to Post-Effective Amendment No. 48 to Registrant’s registration statement on Form N-1A Filed via EDGAR on April 20, 2015 (File No. 333-95849).

(9)(f) Accounting Services Agreement dated July 1, 2005 between the Registrant and PFPC Inc. Incorporated (PFPC) by reference to Exhibit (g)(4) to Post-Effective Amendment No. 14 to Registrant’s registration statement on Form N-1A Filed via EDGAR on May 31, 2006 (File No. 333-95849).

(9)(g)  Fund Addition to Accounting Services Agreement between the Registrant and PFPC, relating to Prudential Global Tactical Allocation Bond Fund. Incorporated by reference to Post-Effective Amendment No. 48 to Registrant’s registration statement on Form N-1A Filed via EDGAR on April 20, 2015 (File No. 333-95849).

(9)(h)  Amendment to Custodian Agreement between the Registrant and BNY, relating to the Prudential Unconstrained Bond Fund. Incorporated by reference to the Prudential Investment Portfolios 9 Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A. Filed via EDGAR on June 2, 2015. (File No. 333-66895).

(9)(i) Fund Addition to Accounting Services Agreement between the Registrant and PFPC. Incorporated by reference to the Prudential Investment Portfolios 9 Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A (File No. 333-66895), Filed via EDGAR on June 2, 2015.

(9)(j) Amendment to Custodian Agreement between the Registrant and BNY, relating to the Prudential Global Absolute Bond Fund. Incorporated by reference to Post-Effective Amendment No. 55 to Registrant’s registration statement on Form N-1A Filed via EDGAR on November 2, 2015 (File No. 333-95849).

(9)(k) Amendment dated December 2, 2019 to Custodian Agreement between the Registrant and BNY, dated July 1, 2005. Incorporated by reference to Exhibit (g)(6) to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A for Prudential Investment Portfolios 5, filed via EDGAR on December 13, 2019 (File No. 333-82621).

(9)(l) Fund Addition to Accounting Services Agreement between the Registrant and PFPC, relating to the Prudential Global Absolute Bond Fund. Incorporated by reference to Post-Effective Amendment No. 55 to Registrant’s registration statement on Form N-1A Filed via EDGAR on November 2, 2015 (File No. 333-95849).

(10)(a)  Amended and Restated Distribution and Service Plan for Class A shares of the Registrant. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A for Prudential Investment Portfolios 12 filed via EDGAR on June 19, 2018. (File No. 333-42705).

(10)(b) Amended and Restated Distribution and Service Plan for Class B shares of the Registrant. Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s registration statement on Form N-1A filed via EDGAR on September 27, 2010 (File No. 333-95849).

(10)(c) Amended and Restated Distribution and Service Plan for Class C shares of the Registrant. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A for Prudential Investment Portfolios 12 filed via EDGAR on June 19, 2018. (File No. 333-42705).

(10)(d) Amended and Restated Distribution and Service Plan for Class R shares of the Registrant. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 105 to the Registration Statement on Form N-1A for Prudential World Fund, Inc., filed via EDGAR on September 20, 2017 (File No. 2-89725).

(10)(e) Rule 12b-1 fee waiver for Class A and Class R shares of PGIM QMA Large-Cap Value Fund. Incorporated by reference to Post-Effective Amendment No. 85 to Registrant’s registration statement on Form N-1A Filed via EDGAR on April 29, 2020 (File No. 333-95849).

(10)(f) Rule 12b-1 fee waiver for Class A shares of PGIM Jennison Focused Growth Fund. Filed herewith.

(10)(g) Rule 12b-1 fee waiver for Class A shares of PGIM Real Assets Fund. Incorporated by reference to Post-Effective Amendment No. 82 to Registrant’s registration statement on Form N-1A filed via EDGAR on February 6, 2020 (File No. 333-95849).

(10)(h) Rule 12b-1 fee waiver for Class A shares of PGIM QMA Global Tactical Allocation Fund. Incorporated by reference to Post-Effective Amendment No. 85 to Registrant’s registration statement on Form N-1A Filed via EDGAR on April 29, 2020 (File No. 333-95849).

(11)(a) Opinion of counsel. Incorporated by reference to Post-Effective Amendment No. 8 to Registrant’s registration statement on Form N-1A Filed via EDGAR on April 24, 2002 (File No. 333-95849).

(11)(b) Opinion of Morris, Nichols, Arsht & Tunnell dated February 9, 2007. Incorporated by reference to Post-Effective Amendment No. 15 to Registrant’s registration statement on Form N-1A Filed via EDGAR on February 9, 2007 (File No. 333-95849).

(11)(c) Opinion of Morris, Nichols, Arsht & Tunnell for Prudential Real Assets Fund. Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s registration statement on Form N-1A Filed via EDGAR on September 27, 2010 (File No. 333-95849).

(11)(d)  Opinion of Morris, Nichols, Arsht & Tunnell for Class Q shares (now known as Class R6 shares) for Prudential Jennison Select Growth Fund. Incorporated by reference to Post-Effective Amendment No. 32 to Registrant’s registration statement on Form N-1A Filed via EDGAR on April 30, 2012 (File No. 333-95849).

(11)(e) Opinion of Morris, Nichols, Arsht & Tunnell for Class Q shares (now known as Class R6 shares) for Prudential Real Assets Fund. Incorporated by reference to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-1A Filed via EDGAR on January 26, 2015 (File No. 333-95849).

(11)(f) Opinion of Morris, Nichols, Arsht & Tunnell as to the legality of the securities being registered for Prudential Global Tactical Allocation Fund. Incorporated by reference to Post-Effective Amendment No. 48 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 20, 2015 (File No. 333-95849).

(11)(g) Opinion of Morris, Nichols, Arsht & Tunnell as to the legality of the securities being registered for Prudential Unconstrained Bond Fund. Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s registration statement on Form N-1A Filed via EDGAR on July 9, 2015 (File No. 333-95849).

(11)(h) Opinion of Morris, Nichols, Arsht & Tunnell for Class R shares for Prudential Strategic Value Fund. Incorporated by reference to Post-Effective Amendment No. 50 to Registrant’s registration statement on Form N-1A filed via EDGAR on April 28, 2015 (File No. 333-95849).

(11)(i) Opinion of Morris, Nichols, Arsht & Tunnell as to the legality of the securities being registered for Prudential Global Absolute Return Bond Fund. Incorporated by reference to Post-Effective Amendment No. 55 to Registrant’s registration statement on Form N-1A Filed via EDGAR on November 2, 2015 (File No. 333-95849).

(11)(j) Opinion of Morris, Nichols, Arsht & Tunnell for Class Q shares (now known as Class R6 shares) for Prudential QMA Strategic Value Fund and Prudential Unconstrained Bond Fund. Incorporated by reference to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A Filed via EDGAR on April 26, 2017 (File No. 333-95849).

(11)(k) Opinion and consent of Morris, Nichols, Arsht & Tunnell. Filed herewith.

(12) Form of Opinion and consent of Willkie Farr & Gallagher LLP supporting tax matters and consequences to shareholders. Filed herewith.

(13)(a) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, LLC, dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund (now known as Prudential Investment Portfolios 4) Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A Filed via EDGAR on June 29, 2007 (File No. 33-10649).

(13)(b) Amendment dated December 21, 2010 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007 relating to the Prudential Real Assets Fund and the Prudential Real Assets Subsidiary Ltd. Incorporated by reference to Post-Effective Amendment No. 24 to Registrant’s registration statement on Form N-1A Filed via EDGAR on December 30, 2010 (File No. 333-95849).

(13)(c) Amendment dated April 1, 2015 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007 relating to the Prudential Global Tactical Allocation Fund and the Prudential Global Tactical Allocation Subsidiary Ltd. Incorporated by reference to Post-Effective Amendment No. 48 to Registrant’s registration statement on Form N-1A Filed via EDGAR on April 20, 2015 (File No. 333-95849).

(13)(d)  Amendment dated June 1, 2015, to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the Prudential Investment Portfolios 9 Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A filed via EDGAR on June 2, 2015. (File No. 333-66895).

(13)(e) Amendment dated December 2, 2019 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A for Prudential Investment Portfolios 5, filed via EDGAR on December 13, 2019 (File No. 333-82621).

(14) Consent of KPMG LLP, independent registered public accounting firm, for the Registrant. Filed herewith.

(15) Not applicable.

(16) Power of Attorney dated December 9, 2020. Filed herewith.

(17) Form of proxy card for shareholders of PGIM Jennison 20/20 Focus Fund. Filed herewith.

ITEM 17. UNDERTAKINGS

(a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c) The undersigned Registrant undertakes to file, by post-effective amendment, a copy of the opinion of counsel as to certain tax matters, within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newark, State of New Jersey on the 22nd  day of December, 2020.

Prudential Investment Portfolios 3

By:	/s/ Stuart S. Parker
Stuart S. Parker, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	Signature	Title	Date

	*Ellen S. Alberding	Trustee

	*Kevin J. Bannon	Trustee

	*Scott E. Benjamin	Trustee

	*Linda W. Bynoe	Trustee

	*Barry H. Evans	Trustee

	*Keith F. Hartstein	Trustee

	*Laurie Simon Hodrick	Trustee

	*Michael S. Hyland	Trustee

	/s/ Stuart S. Parker	Trustee and President, Principal Executive Officer

	*Brian K. Reid	Trustee

	* Grace C. Torres	Trustee

	/s/ Christian J. Kelly	Treasurer, Principal Financial and Accounting Officer

* By:	/s/ Diana Huffman	Attorney-in-Fact	December 22, 2020
Diana Huffman

Prudential Investment Portfolios 3

REGISTRATION STATEMENT ON FORM N-14

EXHIBIT INDEX

Exhibit No.	Description
(4)

Form of Plan of Reorganization for the reorganization on behalf of PGIM Jennison 20/20 Focus Fund, a series of Prudential Investment Portfolios 18 and PGIM Jennison Focused Growth Fund, a series of Prudential Investment Portfolios 3

(6)(e)	Expense cap for PGIM Jennison Focused Growth Fund
(10)(f)	Rule 12b-1 fee waiver for Class A shares of PGIM Jennison Focused Growth Fund.
(11)(k)	Opinion and consent of Morris, Nichols, Arsht & Tunnell.
(12)	Form of Opinion and consent of Willkie Farr & Gallagher LLP supporting tax matters and consequences to shareholders.
(14)	Consent of KPMG LLP, independent registered public accounting firm, for the Registrant.
(16)	Power of attorney.
(17)	Form of proxy card for shareholders of PGIM Jennison 20/20 Focus Fund.

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